CHANGE IN TERMS AGREEMENT

Principal $159,523.37	Loan Date 11-05-2008	Maturity 10-10-2013	Loan No 20000606	Call / Coll 144	Account N000157	Officer CA1	Initials

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “* * *” has been omitted due to text length limitations.

Borrower:	NEW WORLD MORTGAGE, INC.	Lender:	CommerceWest Bank
	41655 DATE STREET		Corporate Headquarters
	MURRIETA, CA 92562		2111 Business Center Drive
Irvine, CA 92612
(949) 251 -6959

Principal Amount: $ 159,523.37	Date of Agreement: November 5, 2008

DESCRIPTION OF EXISTING INDEBTEDNESS.
BORROWER BECAME INDEBTED TO LENDER ON A PROMISSORY NOTE DATED OCTOBER 10, 2006 IN THE ORIGINAL PRINCIPAL AMOUNT OF $211,424.00.

DESCRIPTION OF COLLATERAL.
A SECURITY INTEREST IN BUSINESS ASSETS OF BORROWER DESCRIBED IN THAT CERTAIN SECURITY AGREEMENT DATED OCTOBER 10, 2006, INCLUDING A 2004 ROLLS ROYCE PHANTOM (VIN SCA1 S68424UX07261).

DESCRIPTION OF CHANGE IN TERMS.
CHANGE LOAN AMOUNT TO CURRENT BALANCE OF $159,523.37

DEFERRED PRINCIPAL PAYMENTS FOR 3 MONTHS, STARTING WITH OCTOBER 10, 2008 PAYMENT. OCTOBER INTEREST PAYMENT WILL BE COLLECTED AT SIGNING. PRINCIPAL AND INTEREST PAYMENTS WILL RESUME STARTING WITH THE JANUARY 10, 2009 PAYMENT.

PAYMENT. Borrower will pay this loan in accordance with the following payment schedule: 2 monthly consecutive interest payments, beginning November 10, 2008, with interest calculated on the unpaid principal balances at an interest rate of 6.690% per annum; 57 monthly consecutive principal and interest payments of $3,226.64 each, beginning January 10, 2009, with interest calculated on the unpaid principal balances at an interest rate of 6.690% per annum; and one principal and Interest payment of $3,226.72 on October 10, 2013, with interest calculated on the unpaid principal balances at an interest rate of 6.690% per annum. This estimated final payment is based on the assumption that all payments will be made exactly as scheduled; the actual final payment will be for all principal and accrued interest not yet paid, together with any other unpaid amounts on this loan.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

DEPOSIT RELATIONSHIP REQUIREMENT. Borrower at all times during the term of this Note, shall maintain their primary deposit relationship with Bank.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

CHANGE IN TERMS SIGNERS:

NEW WORLD MORTGAGE, INC.

By:
MELISSA WAYLETT LEONARD, Secretary of NEW WORLD MORTGAGE, INC.

LASER PRO Lending, Ver. 5.39.00.008 Copr. Harland Financial Solutions, Inc. 1997, 2008. All Rights Reserved. - CA V:\ProSuite\CFI\LPL\D20C.FC TR-1076 PR-4

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal $159,523.37	Loan Date 11-05-2008	Maturity 10-10-2013	Loan No 20000606	Call / Coll 144	Account N000157	Officer CA1	Initials

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “* * *” has been omitted due to text length limitations.

Borrower:	NEW WORLD MORTGAGE, INC.	Lender:	CommerceWest Bank
	41655 DATE STREET		Corporate Headquarters
	MURRIETA, CA 92562		2111 Business Center Drive
Irvine, CA 92612
(949) 251 -6959

LOAN TYPE. This is a Fixed Rate (6.690% initial rate) Nondisclosable Loan to a Corporation for $159,523.37 due on October 10, 2013. This is a secured renewal loan.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

          ☐ Personal, Family, or Household Purposes or Personal Investment.

          ☒ Business (Including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: CHANGE IN TERMS OF A COMMERCIAL TERM LOAN.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender’s conditions for making the loan have been satisfied. Please disburse the loan proceeds of $159,523.37 as follows:

Other Disbursements:	$159,523.37
$159,523.37 DISBURSED(CHANGE IN TERMS)

Note Principal:	$159,523.37

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash:	$0.00

Other Charges Paid in Cash:	$1,204.62
$888.66 Interest billed to 10/10/08
$315.96 Late charges due 10/21/08

Total Charges Paid in Cash:	$1,204.62

AUTOMATIC PAYMENTS. Borrower hereby authorizes Lender automatically to deduct from Borrower’s CHECKING account, numbered 40200180, the amount of any loan payment. If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment. At any time and for any reason, Borrower or Lender may voluntarily terminate Automatic Payments.

FEES. Fees paid by: Check # 1319 Debit Account # __________.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER’S FINANCIAL CONDITION AS DISCLOSED IN BORROWER’S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED NOVEMBER 5, 2008.

BORROWER:

NEW WORLD MORTGAGE, INC.

By:
MELISSA WAYLETT LEONARD, Secretary of NEW WORLD MORTGAGE, INC.

LASER PRO Lending, Ver. 5.39.00.008 Copr. Harland Financial Solutions, Inc. 1997, 2008. All Rights Reserved. - CA V:\ProSuite\CFI\LPL\I20.FC TR-1076 PR-4

LOAN CHECKLIST

Principal $159,523.37	Loan Date 11-05-2008	Maturity 10-10-2013	Loan No 20000606	Call / Coll 144	Account N000157	Officer CA1	Initials

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “* * *” has been omitted due to text length limitations.

Borrower:	NEW WORLD MORTGAGE, INC.	Lender:	CommerceWest Bank
	41655 DATE STREET		Corporate Headquarters
	MURRIETA, CA 92562		2111 Business Center Drive
Irvine, CA 92612
(949) 251-6959

DESCRIPTION

☑	Loan Type: This is a Fixed Rate (6.690% initial rate) Nondisclosable Loan to a Corporation for $159,523.37 due on October 10, 2013.

☐	Transaction Number: 1076.

☑	Collateral: This transaction is secured by Titled Collateral.

☐	Officer: CA1 Asavisanu, Cynthia

☑	Processor: JP Parrino, Joe

☐	Standard Product: 4 - Other Secured Loans - Promissory Note.

☑	Standard Policy: Commercial Loan Policy.

☑	Branch Number and Name: 91 - Corporate Headquarters.

☑

General lending Policy for this transaction is governed by California law. Collateral documents printed through LASER PRO for this transaction will be governed by the collateral law state as specified on the Collateral Summary Screen for each piece of collateral.

☐	LASER PRO has identified this as a California “Constitution” transaction.

LOAN DOCUMENTS

☐	Loan Checklist
☐	Amortization Schedule
☐	Business Loan Agreement
☑	Change In Terms Agreement
☐	CA Commercial Guaranty: FRANCIS LEONARD
☐	CA Commercial Guaranty: KEVIN LEONARD
☐	Power of Attorney: 2004 ROLLS ROYCE PHANTOM (VIN SCA1S68424UX07261)
☐	Agreement to Provide Insurance: 2004 ROLLS ROYCE PHANTOM (VIN SCA1S68424UX07261); owned by
LEONARD
☐	Notice of Final Agreement
☐	Your Right to Privacy: FRANCIS LEONARD
☐	Your Right to Privacy: MELISSA WAYLETT LEONARD

☐	Loan Request Summary
☐	Corporate Resolution: NEW WORLD MORTGAGE, INC.
☐	Customer Information Profile: NEW WORLD MORTGAGE, INC.
☐	CA Commercial Guaranty: MELISSA WAYLETT LEONARD
☐	CA Commercial Security Agreement: 2004 ROLLS ROYCE PHANTOM (VIN SCA1S68424UX07261); owned by LEONARD
☐	Notice of Insurance Requirements: 2004 ROLLS ROYCE PHANTOM (VIN SCA1S68424UX07261)
☑	Disbursement Request and Authorization
☐	Boarding Data Sheet: Transaction 1076
☐	Your Right to Privacy: NEW WORLD MORTGAGE, INC.
☐	Your Right to Privacy: KEVIN LEONARD

This list of documents may not include all the documents needed for this transaction. Applications, verifications, and other specialized documents may be needed.

ENTRY OMISSION WARNINGS TO LENDER

In processing this loan, any omission warnings in this “Entry Omissions” section should be reviewed as provided below.

ADVISORY WARNINGS TO LENDER

☑ No LOCATION. The Collateral Location for the California Titled Motor Vehicle collateral described as “2004 ROLLS ROYCE PHANTOM (VIN SCA1S68424UX07261)” has not been entered on the appropriate Collateral Details Screen. Therefore, the Grantor’s address is assumed to be the location of the collateral. 3CPRAS0011S

☑ SHORT FORM DOCS. You have chosen one or more short form documents (e.g., Deed of Trust, Mortgage, Business Loan Agreement, etc.) for this loan. You should carefully review the documents to make certain that they contain all the necessary terms and conditions for the specific loan. If you are uncertain, either use the standard forms or consult your legal counsel. 3BLEAS0190S

☑ JURY WAIVER. You have selected a jury waiver provision to be included in your loan document when California law governs either a document in which the provision is included or governs the transaction as a whole. The California Supreme Court has held that predispute jury waiver provisions are not enforceable under California law. Consult your legal counsel if you have questions. 3BLEAS1323S

In processing this loan, any warnings in this “Advisory Warnings” section should be reviewed as provided below.

CRITICAL WARNINGS TO LENDER

In processing this loan, any warnings in this “Critical Warnings” section should be reviewed as provided below.

Loan No: 20000606	LOAN CHECKLIST (Continued)	Page 2

CHECKLIST WARNINGS

In processing this loan, all warnings appearing above should be reviewed. All closing documents should be reviewed by your compliance officer or legal counsel as specified in the LASER PRO Loan Administrators Guide. If you have questions about why LASER PRO has generated any warning, call HFS. If you have legal questions about these warnings or this loan or what action to take, you should seek the advice of your compliance officer or legal counsel.

LASER PRO Lending, Ver. 5.39.00.008 Copr. Harland Financial Solution, Inc. 1997, 2008. All Rights Reserved. - CA V:\Prosuite\CFI\LPL\A05.FC TR.-1076 PR-4

Digitally signed by:
Rosa E. Hernandez
Reason: I am approving this
BOARDING DATA SHEET	document
Location:
Date: 11/14/08 11/51

Principal $159,523.37	Loan Date 11-05-2008	Maturity 10-10-2013	Loan No 20000606	Call / Coll 144	Account N000157	Officer CA1	Initials

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “* * *” has been omitted due to text length limitations.

Borrower:	NEW WORLD MORTGAGE, INC.	Lender:	CommerceWest Bank
	41655 DATE STREET		Corporate Headquarters
	MURRIETA, CA 92562		2111 Business Center Drive
Irvine, CA 92612
(949) 251-6959

CUSTOMER DATA SUMMARY

NEW WORLD MORTGAGE, INC.	33-0957773	Corporation	Borrower	Cust #: N000157
Street Address: 41655 DATE STREET	MURRIETA	CA 92562	County: RIVERSIDE	Phone:
Mailing Address:			County:	NAICS: 522310
Primary Phone:	Ext:	Instructions:

Resolution: New Resolution

Officer of NEW WORLD MORTGAGE, INC.:				Title: Secretary

MELISSA WAYLETT LEONARD	###-##-####	Individual	Officer	Cust #: L000161
Street Address: 37765 AVENIDA LA CRESTA	MURRIETA	CA 92562	County: SAN BERNADINO	Phone:
Primary Phone:	Ext:	Instructions:

Officer of NEW WORLD MORTGAGE, INC.:				Title: President

FRANCIS LEONARD	###-##-####	Individual	Officer	Cust #: L000164
Street Address: 33023 ROMERO DRIVE	TEMECULA	CA 92592	County: SAN BERNADINO	Phone:
Primary Phone:	Ext:	Instructions:

MELISSA WAYLETT LEONARD	###-##-####	Individual	Guarantor	Cust #: L000161
		Guaranty Amount:	Unlimited
Street Address: 37765 AVENIDA LA CRESTA	MURRIETA	CA 92562	County: SAN BERNADINO	Phone:
Primary Phone:	Ext:	Instructions:

KEVIN LEONARD	###-##-####	Individual	Guarantor	Cust #: L000163
		Guaranty Amount:	Unlimited
Street Address: 37765 AVENIDA LA CRESTA	MURRIETA	CA 92562	County: SAN BERNADINO	Phone:
Primary Phone:	Ext:	Instructions:

FRANCIS LEONARD	###-##-####	Individual	Guarantor	Cust #: L000164
		Guaranty Amount:	Unlimited
Street Address: 33023 ROMERO DRIVE	TEMECULA	CA 92592	County: SAN BERNADINO	Phone:
Primary Phone:	Ext:	Instructions:

TRANSACTION SUMMARY

Transaction No.: 1076	Product Description: 4 - Other Secured Loans - Promissory Note
Product Category: 2	Purpose: Loan is not for Personal, Family, Household Purposes or Personal Investment Purposes.
Loan Policy: Commercial	Specific Loan Purpose: CHANGE IN TERMS OF A COMMERCIAL TERM LOAN

CLASSIFICATION DATA

Application No:	Branch: 91 Corporate Headquarters	Employee Loan: No
Application Date:	Dept: Note Department	Restricted Access: No
Loan No: 20000606	Division:	Reg O Loan: No
Loan Date: 11-05-2008	Region:	Comments:
Officer: CA1 Asavisanu, Cynthia	Loan Type: Irregular (Direct - Installment)
Processor No: JP Parrino, Joe	Loan Class: Secured Renewal
Collateral Code: 144	Purpose Code:	Portfolio Code:
Charge Code:	Class Code:	Host System:
Call Code:	User Code 1:	User Code 2:
User Code 3:	User Code 4:	User Code 5:
User Code 6:	User Code 7:	User Code 8:
Automatic Payments Account: 40200180, CHECKING

Loan No: 20000606	BOARDING DATA SHEET (Continued)	Page 2

COLLATERAL SUMMARY

Type	SubType	Description	State	Value	Purchase Money	Collateral Code
Titled Owner(s):	Motor Vehicle	2004 ROLLS ROYCE PHANTOM (VIN SCA1S68424UX07261)	CA	$211,424.00	Y	144

KEVIN LEONARD	###-##-####	Individual	Cust #: L000163
Street Address:37765 AVENIDA LA CRESTA	MURRIETA	CA 92562	County: SAN BERNADINO Phone:
Primary Phone:	Ext:	Instructions:

PAYMENT DATA

IRREGULAR PAY LOAN
(Fixed Rate)

	Financed	In Cash
AMOUNT REQUESTED:	$159,523.37
PREPAID FINANCE CHARGES:	0.00
SECURITY INTEREST CHARGES:
Interest billed to 10/10/08		888.66
Late charges due 10/21/08		315.96
NOTE AMOUNT:	$159,523.37	$1,204.62

DISBURSEMENTS:
Other: DISBURSED(CHANGE IN TERMS)		$159,523.37

PAYMENT CALCULATION:
Stream	No. of Pmts	Amount	Due	F/V	Index	Margin	Rate
1	2	Interest	Monthly beginning 11-10-2008	F			6.690
2	57	$3,226.64	Monthly beginning 01-10-2009	F			6.690
3	1	$3,226.72	One Payment beginning 10-10-2013	F			6.690

Disbursement Date:	11-05-2008
Due Date:	10-10-2013

               INTEREST RATE SELECTION:

Interest Method:	365/365

Interest Rate:	6.690

APR	FINANCE CHARGE	AMOUNT FINANCED	TOTAL OF PAYMENTS
6.687%	$ 28,645.18	$ 159,523.37	$ 188,168.55

ADDITIONAL PROVISIONS

BOARDING DATA. OBTAIN INSURANCE. DEALER WILL PROCESS DMV PAPER WORK. ADVANCE FULL LOAN AMOUNT, IEBC WILL DEBIT LOAN WIP TO ISSUE C/C.

LASER PRO Lending, Ver. 5.39.00.008 Copr. Harland Financial Solutions, Inc. 1997, 2008. All Rights Reserved. - CA V:\ProSuite\CFI\LPL\I40.FC TR-1076 PR-4

COMMERCEWEST
B A N K

SCANNED DOCUMENT CERTIFICATION

This document certifies that the following documents dated 10-10-2006 are true scanned copies of the Original signed documents for loan # 20000606. The original documents have been scanned into Synergy according to the scanning procedures already in place.

Scanned by:	Rom Hernandez

On:	10-12-06

Original documents shredded on:
Or

Filed on:	10-12-06

2111 BUSINESS CENTER DRIVE • IRVINE • CALIFORNIA 92612 • (949) 251-6959 • FAX (949) 251-6958

PROMISSORY NOTE

Principal $211,424.00	Loan Date 10-10-2006	Maturity 10-10-2013	Loan No 20000606	Call / Coll 144	Account N000157	Officer AD	Initials

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “* * *” has been omitted due to text length limitations.

Borrower:	NEW WORLD MORTGAGE, INC.	Lender:	CommerceWest Bank
	41655 DATE STREET		Inland Empire Business Center
	MURRIETA, CA 92562		1611 Pomona Road
Corona, CA 92880
(951) 582-9405

Principal Amount: $211,424.00	Interest Rate: 6.690%	Date of Note: October 10, 2006

PROMISE TO PAY. NEW WORLD MORTGAGE, INC. (“Borrower”) promises to pay to CommerceWest Bank (“Lender”), or order, in lawful money of the United States of America, the principal amount of Two Hundred Eleven Thousand Four Hundred Twenty-four & 00/100 Dollars ($211,424.00), together with interest at the rate of 6.690% per annum on the unpaid principal balance from October 10, 2006, until paid in full. The interest rate may change under the terms and conditions of the “INTEREST AFTER DEFAULT” section.

PAYMENT. Borrower will pay this loan in 83 payments of $3,159.55 each payment and an irregular last payment estimated at $3,159.08. Borrower’s first payment is due November 10, 2006, and all subsequent payments are due on the same day of each month after that. Borrower’s final payment will be due on October 10, 2013, and will be for all principal and all accrued interest not yet paid. Payments include principal and interest. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any unpaid collection costs; and then to any late charges. Interest on this Note is computed on a 365/365 simple interest basis; that is, by applying the ratio of the annual interest rate over the number of days in a year, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower’s making fewer payments. Borrower agrees not to send Lender payments marked “paid in full”, “without recourse”, or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender’s rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: CommerceWest Bank, Inland Empire Business Center, 1611 Pomona Road, Corona, CA 92880.

LATE CHARGE. If a payment is 11 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment.

INTEREST AFTER DEFAULT. Upon default, at Lender’s option, and if permitted by applicable law, Lender may add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate). Upon default, the interest rate on this Note shall, if permitted under applicable law, immediately increase by 5.000 percentage points.

DEFAULT. Each of the following shall constitute an event of default (“Event of Default”) under this Note:

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default In Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower’s property or Borrower’s ability to repay this Note or perform Borrower’s obligations under this Note or any of the related documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower’s existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor’s estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Cure Provisions. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

PROMISSORY NOTE
Loan No: 20000606	(Continued)	Page 2

LENDER’S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS’ FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender’s attorneys’ fees and Lender’s legal expenses, whether or not there is a lawsuit, including attorneys’ fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. To the extent permitted by applicable law. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of California.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender’s request to submit to the jurisdiction of the courts of Riverside County, State of California.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $20.00 if Borrower makes a payment on Borrower’s loan and the check or preauthorized charge with which Borrower pays is later dishonored.

COLLATERAL. Borrower acknowledges this Note is secured by the following collateral described in the security instrument listed herein: a motor vehicle described in a Commercial Security Agreement dated October 10, 2006.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower’s heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Please notify us if we report any inaccurate information about your account(s) to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address: CommerceWest Bank 2111 Business Center Drive Irvine, CA 92612.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender’s security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

NEW WORLD MORTGAGE, INC.

By:
MELISSA WAYLETT LEONARD, Secretary of NEW
WORLD MORTGAGE, INC.

LASER PRO Lending, Ver. 5.32.10.003 Copr. Harland Financial Solutions, Inc. 1997, 2008. All Rights Reserved. - CA F:\AFFS\LASERPRO\CFL\LPL\D20.FC TR-1076 PR-4

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal $211,424.00	Loan Date 10-10-2006	Maturity 10-10-2013	Loan No 20000606	Call / Coll 144	Account N000157	Officer AD	Initials

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	NEW WORLD MORTGAGE, INC.	Lender:	CommerceWest Bank
	41655 DATE STREET		Inland Empire Business Center
	MURRIETA, CA 92562		1611 Pomona Road
Corona, CA 92880
(951) 582-9405

LOAN TYPE. This is a Fixed Rate (6.690%) Nondisclosable Loan to a Corporation for $211,424.00 due on October 10, 2013.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

☐ Personal, Family, or Household Purposes or Personal Investment.

☒ Business (Including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: TO PURCHASE A USED VEHICLE.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender’s conditions for making the loan have been satisfied. Please disburse the loan proceeds of $211,424.00 as follows:

Amount paid to others on Borrower’s behalf:	$211,424.00
$211,424.00 to EUROCAR, INC. (CASHIER CHECK TO EUROCAR, INC.)

Note Principal:	$211,424.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash:	$0.00

Other Charges Paid in Cash:	$877.00
$500.00 Loan Documentation Fee
$377.00 Processing Fee

Total Charges Paid in Cash:	$877.00

AUTOMATIC PAYMENTS. Borrower hereby authorizes Lender automatically to deduct from Borrower’s CHECKING account, numbered 40200180, the amount of any loan payment. If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment. At any time and for any reason, Borrower or Lender may voluntarily terminate Automatic Payments.

FEES. Fees paid by: Check # ___________Debit Account # 40200180.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER’S FINANCIAL CONDITION AS DISCLOSED IN BORROWER’S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED OCTOBER 10, 2006.

BORROWER:

NEW WORLD MORTGAGE INC.

By:
MELISSA WAYLETT LEONARD, Secretary of NEW WORLD MORTGAGE, INC.

LASER PRO Lending, Ver. 5.32.10.003 Copr. Harland Financial Solutions, Inc. 1997, 2008. All Rights Reserved. - CA F:\APPS\LASERPRO\CFI\LPL\I20.FC TR-1076 PR-4

CORPORATE RESOLUTION TO BORROW / GRANT COLLATERAL

Principal $211,424.00	Loan Date 10-10-2006	Maturity 10-10-2013	Loan No 20000606	Call / Coll 144	Account N000157	Officer AD	Initials

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Corporation:	NEW WORLD MORTGAGE, INC. 41655 DATE STREET MURRIETA, CA 92562	Lender:	CommerceWest Bank Inland Empire Business Center 1611 Pomona Road Corona, CA 92880 (951) 582-9405

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE CORPORATION’S EXISTENCE. The complete and correct name of the Corporation is NEW WORLD MORTGAGE, INC. (“Corporation”). The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of California. The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at 41655 DATE STREET, MURRIETA, CA 92562. Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records. The Corporation will notify Lender prior to any change in the location of The Corporation’s state of organization or any change in The Corporation’s name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and The Corporation’s business activities.

RESOLUTIONS ADOPTED. At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation’s shareholders, duly called and held on June 27, 2006, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICERS. The following named persons are officers of NEW WORLD MORTGAGE, INC.:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES

MELISSA WAYLETT LEONARD	Secretary	Y	X

FRANCIS LEONARD	President	Y	X

ACTIONS AUTHORIZED. Any one (1) of the authorized persons listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, any one (1) of such authorized persons are authorized, empowered, and directed to do the following for and on behalf of the Corporation:

Borrow Money. To borrow, as a cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in their judgment should be borrowed, without limitation.

Execute Notes. To execute and deliver to Lender the promissory note or notes, or other evidence of the Corporation’s credit accommodations, on Lender’s forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Corporation’s indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all of the Corporation’s real property and all of the Corporation’s personal property (tangible or intangible), as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Corporation’s account with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, including agreements requiring disputes with Lender to be submitted to binding arbitration for final resolution and waiving the right to a trial by jury, as the officers may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation. Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business: None.

NOTICES TO LENDER. The Corporation will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as

CORPORATE RESOLUTION TO BORROW / GRANT COLLATERAL
Loan No: 20000606	(Continued)	Page 2

Lender may designate from time to time) prior to any (A) change in the Corporation’s name; (B) change in the Corporation’s assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation’s principal office address; (F) change in the Corporation’s state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation’s name or state of organization will take effect until after Lender has received notice.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officers named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names. This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

NO CORPORATE SEAL. The Corporation has no corporate seal, and therefore, no seal is affixed to this Resolution.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender’s address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation’s agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, I have hereunto set my hand and attest that the signatures set opposite the names listed above are their genuine signatures.

I have read all the provisions of this Resolution, and I personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct. This Corporate Resolution to Borrow / Grant Collateral is dated June 27, 2006.

CERTIFIED TO AND ATTESTED BY:

X
MELISSA WAYLETT LEONARD Secretary of NEW WORLD MORTGAGE, INC.

NOTE: If the officers signing this Resolution are designated by the foregoing document as one of the officers authorized to act on the Corporation’s behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.

LASER PRO Lending, Ver. 6.32.10.003 Copr. Harland Financial Solutions, Inc. 1997, 2008. All Rights Reserved. - CA F:\APPS\LASERPRO\CFI\LPL\C10.FC TR-1076 PR-4

BUSINESS LOAN AGREEMENT

Principal $211,424.00	Loan Date 10-10-2006	Maturity 10-10-2013	Loan No 20000606	Call / Coll 144	Account N000157	Officer AD	Initials

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “* * *” has been omitted due to text length limitations.

Borrower:	NEW WORLD MORTGAGE, INC.	Lender:	CommerceWest Bank
	41655 DATE STREET		Inland Empire Business Center
	MURRIETA, CA 92562		1611 Pomona Road
Corona, CA 92880
(951) 582-9405

THIS BUSINESS LOAN AGREEMENT dated October 10, 2006, is made and executed between NEW WORLD MORTGAGE, INC. (“Borrower”) and CommerceWest Bank (“Lender”) on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement (“Loan”). Borrower understands and agrees that: (A) in granting, renewing, or extending any Loan, Lender is relying upon Borrower’s representations, warranties, and agreements as set forth in this Agreement; (B) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender’s sole judgment and discretion; and (C) all such Loans shall be and remain subject to the terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of October 10, 2006, and shall continue in full force and effect until such time as all of Borrower’s Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys’ fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender’s obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender’s satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

Loan Documents. Borrower shall provide to Lender the following documents for the Loan: (1) the Note; (2) Security Agreements granting to Lender security interests in the Collateral; (3) financing statements and all other documents perfecting Lender’s Security Interests; (4) evidence of insurance as required below; (5) guaranties; (6) together with all such Related Documents as Lender may require for the Loan; all in form and substance satisfactory to Lender and Lender’s counsel.

Borrower’s Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require.

Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

No Event of Default. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

Organization. Borrower is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of California. Borrower is duly authorized to transact business in all other states in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business. Specifically, Borrower is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Borrower has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Borrower maintains an office at 41655 DATE STREET, MURRIETA, CA 92562. Unless Borrower has designated otherwise in writing, the principal office is the office at which Borrower keeps its books and records including its records concerning the Collateral. Borrower will notify Lender prior to any change in the location of Borrower’s state of organization or any change in Borrower’s name. Borrower shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Borrower and Borrower’s business activities.

Assumed Business Names. Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business: None.

Authorization. Borrower’s execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of (a) Borrower’s articles of incorporation or organization, or bylaws, or (b) any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower’s properties.

Financial Information. Each of Borrower’s financial statements supplied to Lender truly and completely disclosed Borrower’s financial condition as of the date of the statement, and there has been no material adverse change in Borrower’s financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

Legal Effect. This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower’s financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower’s properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower’s properties are titled in Borrower’s legal name, and Borrower has not used or filed a financing statement under any other name for at least the last five (5) years.

Hazardous Substances. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (1) During

BUSINESS LOAN AGREEMENT
Loan No: 20000606	(Continued)	Page 2

the period of Borrower’s ownership of the Collateral, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral. (2) Borrower has no knowledge of, or reason to believe that there has been (a) any breach or violation of any Environmental Laws; (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Collateral by any prior owners or occupants of any of the Collateral; or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters. (3) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the Collateral shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from any of the Collateral; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation all Environmental Laws. Borrower authorizes Lender and its agents to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower’s expense and for Lender’s purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower’s due diligence in investigating the Collateral for hazardous waste and Hazardous Substances. Borrower hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (2) agrees to indemnify, defend, and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the Collateral. The provisions of this section of the Agreement, including the obligation to indemnify and defend, shall survive the payment of the Indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender’s acquisition of any interest in any of the Collateral, whether by foreclosure or otherwise.

Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower’s financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

Taxes. To the best of Borrower’s knowledge, all of Borrower’s tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower’s Loan and Note, that would be prior or that may in any way be superior to Lender’s Security Interests and rights in and to such Collateral.

Binding Effect. This Agreement, the Note, all Security Agreements (if any), and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

Notices of Claims and Litigation. Promptly inform Lender in writing of (1) all material adverse changes in Borrower’s financial condition, and (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

Financial Records. Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower’s books and records at all reasonable times.

Financial Statements. Furnish Lender with the following:

Additional Requirements.
BORROWER TO PROVIDE LENDER, ANNUALLY, WITH CPA AUDITED FINANCIAL STATEMENTS DUE WITHIN 90 DAYS OF FISCAL YEAR END.

BORROWER TO PROVIDE LENDER, QUARTERLY, WITH INTERNAL PREPARED FINANCIAL STATEMENTS DUE WITHIN 30 DAYS OF QUARTER END.

BORROWER TO PROVIDE LENDER, ANNUALLY, WITH SIGNED FEDERAL INCOME TAX RETURN DUE WITHIN 30 DAYS OF FILING.

GUARANTOR(S) TO PROVIDE LENDER, ANNUALLY, WITH PERSONAL FINANCIAL STATEMENT, CONCURRENTLY WITH SIGNED FEDERAL INCOME TAX RETURN DUE WITHIN 30 DAYS OF FILING.

BORROWER AND GUARANTOR(S) AGREES TO PAY $250.00 FINANCIAL REPORTING VIOLATION FEE AND $1,000.00 FINANCIAL COVENANT VIOLATION FEE.

BORROWER’S PERSONAL AND BUSINESS DEPOSIT RELATIONSHIP TO MOVE TO COMMERCEWEST BANK AFTER EXECUTION OF LOAN DOCUMENTS.

EXIT FEE: 1% OF THE ORIGINAL LOAN AMOUNT. THIS FEE WILL BE ASSESSED IF CREDIT FACILITY IS PAID OFF BY ANOTHER FINANCIAL INSTITUTION RESULTING IN CLIENT MOVING THEIR BANKING RELATIONSHIP FROM COMMERCEWEST BANK.

All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.

Additional Information. Furnish such additional information and statements, as Lender may request from time to time.

Financial Covenants and Ratios. Comply with the following covenants and ratios:

Other Requirements.

DEBT COVERAGE RATIO MEASURED ANNUALLY SET AT 2.0 : 1.

Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower’s properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender. Borrower, upon

BUSINESS LOAN AGREEMENT
Loan No: 20000606	(Continued)	Page 3

request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least sixty (60) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender’s loss payable or other endorsements as Lender may require.

Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the properties insured; (5) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

Guaranties. Prior to disbursement of any Loan proceeds, furnish executed guaranties of the Loans in favor of Lender, executed by the guarantors named below, on Lender’s forms, and in the amounts and under the conditions set forth in those guaranties.

Names of Guarantors	Amounts

MELISSA WAYLETT LEONARD	Unlimited
KEVIN LEONARD	Unlimited
FRANCIS LEONARD	Unlimited

Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

Loan Proceeds. Use all Loan proceeds solely for Borrower’s business operations, unless specifically consented to the contrary by Lender in writing.

Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower’s properties, income, or profits.

Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

Environmental Studies. Promptly conduct and complete, at Borrower’s expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by Borrower.

Compliance with Governmental Requirements. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower’s properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender’s sole opinion, Lender’s interests in the Collateral are not jeopardized. Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender’s interest.

Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower’s other properties and to examine or audit Borrower’s books, accounts, and records and to make copies and memoranda of Borrower’s books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower’s expense.

Compliance Certificates. Unless waived in writing by Lender, provide Lender at least annually, with a certificate executed by Borrower’s chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

Environmental Compliance and Reports. Borrower shall comply in all respects with any and all Environmental Laws; not cause or permit to exist, as a result of an intentional or unintentional action or omission on Borrower’s part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower’s part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

LENDER’S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender’s interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower’s failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower’s behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the Indebtedness and, at Lender’s option, will (A) be payable on demand; (B) be added to the balance of the Note and be

BUSINESS LOAN AGREEMENT
Loan No: 20000606	(Continued)	Page 4

apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note’s maturity.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:

Indebtedness and Liens. (1) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (2) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower’s assets (except as allowed as Permitted Liens), or (3) sell with recourse any of Borrower’s accounts, except to Lender.

Continuity of Operations. (1) Engage in any business activities substantially different than those in which Borrower is presently engaged, (2) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, or (3) pay any dividends on Borrower’s stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a “Subchapter S Corporation” (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of Borrower’s stock, or purchase or retire any of Borrower’s outstanding shares or alter or amend Borrower’s capital structure.

Loans, Acquisitions and Guaranties. (1) Loan, invest in or advance money or assets to any other person, enterprise or entity, (2) purchase, create or acquire any interest in any other enterprise or entity, or (3) incur any obligation as surety or guarantor other than in the ordinary course of business.

Agreements. Borrower will not enter into any agreement containing any provisions which would be violated or breached by the performance of Borrower’s obligations under this Agreement or in connection herewith.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if: (A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (B) Borrower or any Guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (C) there occurs a material adverse change in Borrower’s financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (D) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor’s guaranty of the Loan or any other loan with Lender.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Borrower fails to make any payment when due under the Loan.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower’s or any Grantor’s property or Borrower’s or any Grantor’s ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower’s existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan. This includes a garnishment of any of Borrower’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor’s estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect of payment or performance of the Loan is impaired.

Right to Cure. If any default, other than a default on Indebtedness, is curable and if Borrower or Grantor, as the case may be, has not been given a notice of a similar default within the preceding twelve (12) months, it may be cured if Borrower or Grantor, as the case may be, after receiving written notice from Lender demanding cure of such default: (1) cure the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiate steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continue and complete all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender’s option, all Indebtedness immediately will

BUSINESS LOAN AGREEMENT
Loan No: 20000606	(Continued)	Page 5

become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the “Insolvency” subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender’s rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender’s right to declare a default and to exercise its rights and remedies.

ADDITIONAL PROVISIONS AND WARRANTIES. Borrower represents and warrants to Lender that Borrower will provide to Lender financial information in a form acceptable to Lender, and that all such financial information which currently has been, and all future information which will be provided to Lender is and will be true and correct in all material respects and fairly present Borrower’s financial condition, as of the dates the financial information is provided.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Arbitration. Borrower and Lender agree that all disputes, claims and controversies between them whether individual, joint, or class in nature, arising from this Agreement or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association in effect at the time the claim is filed, upon request of either party. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage: obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Borrower and Lender agree that in the event of an action for judicial foreclosure pursuant to California Code of Civil Procedure Section 726, or any similar provision in any other state, the commencement of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Agreement shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

Attorneys’ Fees; Expenses. Borrower agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s attorneys’ fees and legal expenses whether or not there is a lawsuit, including attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Consent to Loan Participation. Borrower agrees and consents to Lender’s sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower’s obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of California.

Choice of Venue. If there is a lawsuit, Borrower agrees upon Lender’s request to submit to the jurisdiction of the courts of Riverside County, State of California.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender’s rights or of any of Borrower’s or any Grantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower’s current address. Unless otherwise provided or required by law, if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

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Loan No: 20000606	(Continued)	Page 6

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word “Borrower” as used in this Agreement shall include all of Borrower’s subsidiaries and affiliates. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any of Borrower’s subsidiaries or affiliates.

Successors and Assigns. All covenants and agreements by or on behalf of Borrower contained in this Agreement or any Related Documents shall bind Borrower’s successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Borrower shall not, however, have the right to assign Borrower’s rights under this Agreement or any interest therein, without the prior written consent of Lender.

Survival of Representations and Warranties. Borrower understands and agrees that in making the Loan, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the making of the Loan and delivery to Lender of the Related Documents, shall be continuing in nature, and shall remain in full force and effect until such time as Borrower’s Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

Time is of the Essence. Time is of the essence in the performance of this Agreement.

Waive Jury. To the extent permitted by applicable law, all parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

DEFINITIONS. The`following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:

Advance. The word “Advance” means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower’s behalf on a line of credit or multiple advance basis under the terms and conditions of this Agreement.

Agreement. The word “Agreement” means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

Borrower. The word “Borrower” means NEW WORLD MORTGAGE, INC. and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Collateral. The word “Collateral” means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor’s lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

Environmental Laws. The words “Environmental Laws” mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. (“CERCLA”), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 (“SARA”), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

Event of Default. The words “Event of Default” mean any of the events of default set forth in this Agreement in the default section of this Agreement.

GAAP. The word “GAAP” means generally accepted accounting principles.

Grantor. The word “Grantor” means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest.

Guarantor. The word “Guarantor” means any guarantor, surety, or accommodation party of any or all of the Loan.

Guaranty. The word “Guaranty” means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous Substances. The words “Hazardous Substances” mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words “Hazardous Substances” are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term “Hazardous Substances” also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Indebtedness. The word “Indebtedness” means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

Lender. The word “Lender” means CommerceWest Bank, its successors and assigns.

Loan. The word “Loan” means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

Note. The word “Note” means the Note executed by NEW WORLD MORTGAGE, INC. in the principal amount of $211,424.00 dated October 10, 2006, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for

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Loan No: 20000606	(Continued)	Page 7

the note or credit agreement.

Permitted Liens. The words “Permitted Liens” mean (1) liens and security interests securing Indebtedness owed by Borrower to Lender; (2) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (3) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (4) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled “Indebtedness and Liens”; (5) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (6) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower’s assets.

Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

Security Agreement. The words “Security Agreement” mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

Security Interest. The words “Security Interest” mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor’s lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT IS DATED OCTOBER 10, 2006.

BORROWER:

NEW WORLD MORTGAGE, INC.

By:
MELISSA WAYLETT LEONARD, Secretary of NEW WORLD MORTGAGE, INC.

LENDER:

COMMERCEWEST BANK

By:
Authorized Signer

LASER PRO Lending, Ver. 5.32, 10.003 Copr. Harland Financial Solutions, Inc. 1997, 2006. All Rights Reserved. - CA F:\APPS\LASERPRO\CFI\LPL\C40.FC TR-1078 PR-4

COMMERCIAL SECURITY AGREEMENT

Principal $211,424.00	Loan Date 10-10-2006	Maturity 10-10-2013	Loan No 20000606	Call / Coll 144	Account N000157	Officer AD	Initials

References in the shaded area are for Lender ’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “*** ” has been omitted due to text length limitations.

Borrower:	NEW WORLD MORTGAGE. INC.	Lender:	CommerceWest Bank
	41655 DATE STREET		Inland Empire Business Center
	MURRIETA, CA 92562		1611 Pomona Road
Corona, CA 92880
(951) 582-9405

Grantor:	KEVIN LEONARD 37765 AVENIDA LA CRESTA MURRIETA, CA 92562

THIS COMMERCIAL SECURITY AGREEMENT dated October 10, 2006, is made and executed among KEVIN LEONARD (“Grantor”); NEW WORLD MORTGAGE, INC. (“Borrower”); and CommerceWest Bank (“Lender”).

GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL DESCRIPTION. The word “Collateral” as used in this Agreement means the following described property in which Grantor is giving to Lender a security interest for the payment of the Indebtedness and performance of all other obligations under the Note and this Agreement:

          2004 ROLLS ROYCE PHANTOM (VIN SCA 1S68424UX07261)

In addition, the word “Collateral” also includes all the following;

(A) All accessions, attachments, accessories, replacements of and additions to any of the collateral described herein, whether added now or later.

(B) All products and produce of any of the property described in this Collateral section.

(C) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, consignment or other disposition of any of the property described in this Collateral section.

(D) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section, and sums due from a third party who has damaged or destroyed the Collateral or from that party’s insurer, whether due to judgment, settlement or other process.

(E) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor’s right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

BORROWER’S WAIVERS AND RESPONSIBILITIES. Except as otherwise required under this Agreement or by applicable law, (A) Borrower agrees that Lender need not tell Borrower about any action or inaction Lender takes in connection with this Agreement; (B) Borrower assumes the responsibility for being and keeping informed about the Collateral; and (C) Borrower waives any defenses that may arise because of any action or inaction of Lender, including without limitation any failure of Lender to realize upon the Collateral or any delay by Lender in realizing upon the Collateral; and Borrower agrees to remain liable under the Note no matter what action Lender takes or fails to take under this Agreement.

GRANTOR’S REPRESENTATIONS AND WARRANTIES. Grantor warrants that: (A) this Agreement is executed at Borrower’s request and not at the request of Lender; (B) Grantor has the full right, power and authority to enter into this Agreement and to pledge the Collateral to Lender; (C) Grantor has established adequate means of obtaining from Borrower on a continuing basis information about Borrower’s financial condition; and (D) Lender has made no representation to Grantor about Borrower or Borrower’s creditworthiness.

GRANTOR’S WAIVERS. Except as prohibited by applicable law, Grantor waives any right to require Lender to (A) make any presentment, protest, demand, or notice of any kind, including notice of change of any terms of repayment of the Indebtedness, default by Borrower or any other guarantor or surety, any action or nonaction taken by Borrower, Lender, or any other guarantor or surety of Borrower, or the creation of new or additional Indebtedness; (B) proceed against any person, including Borrower, before proceeding against Grantor; (C) proceed against any collateral for the Indebtedness, including Borrower’s collateral, before proceeding against Grantor; (D) apply any payments or proceeds received against the Indebtedness in any order; (E) give notice of the terms, time, and place of any sale of any collateral pursuant to the Uniform Commercial Code or any other law governing such sale; (F) disclose any information about the Indebtedness, the Borrower, any collateral, or any other guarantor or surety, or about any action or nonaction of Lender; or (G) pursue any remedy or course of action in Lender’s power whatsoever.

Grantor also waives any and all rights or defenses arising by reason of (A) any disability or other defense of Borrower, any other guarantor or surety or any other person; (B) the cessation from any cause whatsoever, other than payment in full, of the Indebtedness; (C) the application of proceeds of the Indebtedness by Borrower for purposes other than the purposes understood and intended by Grantor and Lender; (D) any act of omission or commission by Lender which directly or indirectly results in or contributes to the discharge of Borrower or any other guarantor or surety, or the Indebtedness, or the loss or release of any collateral by operation of law or otherwise; (E) any statute of limitations in any action under this Agreement or on the Indebtedness; or (F) any modification or change in terms of the Indebtedness, whatsoever, including without limitation, the renewal, extension, acceleration, or other change in the time payment of the Indebtedness is due and any change in the interest rate.

Grantor waives all rights and defenses arising out of an election of remedies by Lender even though that election of remedies, such as a non-judicial foreclosure with respect to security for a guaranteed obligation, has destroyed Grantor’s rights of subrogation and reimbursement against Borrower by operation of Section 580d of the California Code of Civil Procedure or otherwise.

Grantor waives all rights and defenses that Grantor may have because Borrower’s obligation is secured by real property. This means among other things: (1) Lender may collect from Grantor without first foreclosing on any real property collateral pledged by Borrower; and (2) If Lender

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forecloses on any real property collateral pledged by the Borrower: (A) The amount of the Borrower’s obligation may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; (B) The Lender may collect from the Grantor even if the Lender, by foreclosing on the real property collateral, has destroyed any right the Grantor may have to collect from the borrower. This is an unconditional and irrevocable waiver of any rights and defenses the Grantor may have because the Borrower’s obligation is secured by real property. These rights and defenses include, but are not limited to, any rights and defenses based upon Sections 580a, 580b, 580d, or 726 of the Code of Civil Procedure.

Grantor understands and agrees that the foregoing waivers are unconditional and irrevocable waivers of substantive rights and defenses to which Grantor might otherwise be entitled under state and federal law. The rights and defenses waived include, without limitation, those provided by California laws of suretyship and guaranty, anti-deficiency laws, and the Uniform Commercial Code. Grantor further understands and agrees that this Agreement is a separate and independent contract between Grantor and Lender, given for full and ample consideration, and is enforceable on its own terms. Grantor acknowledges that Grantor has provided these waivers of rights and defenses with the intention that they be fully relied upon by Lender. Until all Indebtedness is paid in full, Grantor waives any right to enforce any remedy Grantor may have against Borrower or any other guarantor, surety, or other person, and further, Grantor waives any right to participate in any collateral for the Indebtedness now or hereafter held by Lender.

GRANTOR’S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grantor represents and promises to Lender that:

Perfection of Security Interest. Grantor agrees to take whatever actions are requested by Lender to perfect and continue Lender’s security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender’s interest upon any and all chattel paper and instruments if not delivered to Lender for possession by Lender.

Notices to Lender. Grantor will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (1) change in Grantor’s name; (2) change in Grantor’s assumed business name(s); (3) change in the authorized signer(s); (4) change in Grantor’s principal office address; (5) change in Grantor’s principal residence; (6) conversion of Grantor to a new or different type of business entity; or (7) change in any other aspect of Grantor that directly or indirectly relates to any agreements between Grantor and Lender. No change in Grantor’s name or principal residence will take effect until after Lender has received notice.

No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party.

Enforceabillty of Collateral. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, as defined by the Uniform Commercial Code, the Collateral is enforceable in accordance with its terms, is genuine, and fully complies with all applicable laws and regulations concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. There shall be no setoffs or counterclaims against any of the Collateral, and no agreement shall have been made under which any deductions or discounts may be claimed concerning the Collateral except those disclosed to Lender in writing.

Location of the Collateral. Except for vehicles, and except otherwise in the ordinary course of Grantor’s business, Grantor agrees to keep the Collateral at Grantor’s address shown above or at such other locations as are acceptable to Lender. If the Collateral is a vehicle, Grantor will keep the Collateral at those addresses except for routine travel. Upon Lender’s request, Grantor will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor’s operations, including without limitation the following: (1) all real property Grantor owns or is purchasing; (2) all real property Grantor is renting or leasing; (3) all storage facilities Grantor owns, rents, leases, or uses; and (4) all other properties where Collateral is or may be located.

Removal of the Collateral. Except in the ordinary course of Grantor’s business, Grantor shall not remove the Collateral from its existing location without Lender’s prior written consent. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of California, without Lender’s prior written consent. Grantor shall, whenever requested, advise Lender of the exact location of the Collateral.

Transactions Involving Collateral. Except for inventory sold or accounts collected in the ordinary course of Grantor’s business, or as otherwise provided for in this Agreement, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

Title. Grantor represents and warrants to Lender that Grantor holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender’s rights in the Collateral against the claims and demands of all other persons.

Repairs and Maintenance. Grantor agrees to keep and maintain, and to cause others to keep and maintain, the Collateral in good order, repair and condition at all times while this Agreement remains in effect. Grantor further agrees to pay when due all claims for work done on, or services rendered or material furnished in connection with the Collateral so that no lien or encumbrance may ever attach to or be filed against the Collateral.

Inspection of Collateral. Lender and Lender’s designated representatives and agents shall have the right at all reasonable times to examine and inspect the Collateral wherever located.

Taxes, Assessments and Liens. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender’s interest in the Collateral is not jeopardized in Lender’s sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys’ fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings. Grantor further agrees to furnish Lender with evidence that such taxes, assessments, and governmental and other charges have been paid in full and in a timely manner. Grantor may withhold any

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such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender’s interest in the Collateral is not jeopardized.

Compliance with Governmental Requirements. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral, including all laws or regulations relating to the undue erosion of highly-erodible land or relating to the conversion of wetlands for the production of an agricultural product or commodity. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender’s interest in the Collateral, in Lender’s opinion, is not jeopardized.

Hazardous Substances. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used in violation of any Environmental Laws or for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any Hazardous Substance. The representations and warranties contained herein are based on Grantor’s due diligence in investigating the Collateral for Hazardous Substances. Grantor hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any Environmental Laws, and (2) agrees to indemnify, defend, and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify and defend shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

Maintenance of Casualty Insurance. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least sixty (60) days’ prior written notice to Lender and not including any disclaimer of the insurer’s liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if Lender so chooses “single interest insurance,” which will cover only Lender’s interest in the Collateral.

Application of Insurance Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Collateral if the estimated cost of repair or replacement exceeds $10,000.00, whether or not such casualty or loss is covered by insurance. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

Insurance Reserves. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor’s sole responsibility.

Insurance Reports. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the property insured; (5) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (6) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

Financing Statements. Grantor authorizes Lender to file a UCC financing statement, or alternatively, a copy of this Agreement to perfect Lender’s security interest. At Lender’s request, Grantor additionally agrees to sign all other documents that are necessary to perfect, protect, and continue Lender’s security interest in the Property. Grantor will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by law to pay such fees and costs. Grantor irrevocably appoints Lender to execute documents necessary to transfer title if there is a default. Lender may file a copy of this Agreement as a financing statement. If Grantor changes Grantor’s name or address, or the name or address of any person granting a security interest under this Agreement changes, Grantor will promptly notify the Lender of such change.

GRANTOR’S RIGHT TO POSSESSION. Until default, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor’s right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender’s security interest in such Collateral. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender’s sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

LENDER’S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender’s interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor’s failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor’s behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender’s option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the

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remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note’s maturity. The Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Borrower fails to make any payment when due under the Indebtedness.

Other Defaults. Borrower or Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower or Grantor.

Default in Favor of Third Parties. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Grantor’s property or Borrower’s or any Grantor’s ability to repay the Indebtedness or perform their respective obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or Grantor or on Borrower’s or Grantor’s behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Death or Insolvency. The death of Borrower or Grantor or the dissolution or termination of Borrower’s or Grantor’s existence as a going business, the insolvency of Borrower or Grantor, the appointment of a receiver for any part of Borrower’s or Grantor’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower or Grantor.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or Grantor or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Borrower’s or Grantor’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower or Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower or Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or Guarantor dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Adverse Change. A material adverse change occurs in Borrower’s or Grantor’s financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Cure Provisions. If any default, other than a default in payment is curable and if Grantor has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured if Grantor, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the California Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

Accelerate Indebtedness. Lender may declare the entire Indebtedness, including any prepayment penalty which Borrower would be required to pay, immediately due and payable, without notice of any kind to Borrower or Grantor.

Assemble Collateral. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

Sell the Collateral. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in Lender’s own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market. Lender will give Grantor, and other persons as required by law, reasonable notice of the time and place of any public sale, or the time after which any private sale or any other disposition of the Collateral is to be made. However, no notice need be provided to any person who, after Event of Default occurs, enters into and authenticates an agreement waiving that person’s right to notification of sale. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Collateral, with the power to protect and preserve the Collateral, to operate the Collateral preceding foreclosure or sale, and to collect the Rents from the Collateral and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender’s right to the appointment of a receiver shall exist whether or not the apparent value of the Collateral exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

Collect Revenues, Apply Accounts. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in Lender’s discretion transfer any Collateral into Lender’s own name or that of Lender’s nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender

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may notify account debtors and obligors on any Collateral to make payments directly to Lender.

Obtain Deficiency. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Borrower for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Borrower shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

Other Rights and Remedies. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

Election of Remedies. Except as may be prohibited by applicable law, all of Lender’s rights and remedies, whether evidenced by this Agreement, the Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor’s failure to perform, shall not affect Lender’s right to declare a default and exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Arbitration. Borrower and Grantor and Lender agree that all disputes, claims and controversies between them whether Individual, joint, or class in nature, arising from this Agreement or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association in effect at the time the claim is filed, upon request of either party. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Borrower and Grantor and Lender agree that in the event of an action for judicial foreclosure pursuant to California Code of Civil Procedure Section 726, or any similar provision in any other state, the commencement of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Agreement shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

Attorneys’ Fees; Expenses. Grantor agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s attorneys’ fees and legal expenses whether or not there is a lawsuit, including attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of California.

Choice of Venue. If there is a lawsuit, Grantor agrees upon Lender’s request to submit to the jurisdiction of the courts of Riverside County, State of California.

Joint and Several Liability. All obligations of Borrower and Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every Grantor, and all references to Borrower shall mean each and every Borrower. This means that each Borrower and Grantor signing below is responsible for all obligations in this Agreement.

Preference Payments. Any monies Lender pays because of an asserted preference claim in Borrower’s or Grantor’s bankruptcy will become a part of the Indebtedness and, at Lender’s option, shall be payable by Borrower and Grantor as provided in this Agreement.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender’s rights or of any of Grantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor’s current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

Power of Attorney. Grantor hereby appoints Lender as Grantor’s irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect, amend, or to continue the security interest granted in this Agreement or to demand termination of filings of other secured parties. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction

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of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender’s security interest in the Collateral.

Waiver of Co-Obligor’s Rights. If more than one person is obligated for the Indebtedness, Grantor irrevocably waives, disclaims and relinquishes all claims against such other person which Grantor has or would otherwise have by virtue of payment of the Indebtedness or any part thereof, specifically including but not limited to all rights of indemnity, contribution or exoneration.

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of Grantor’s interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor’s successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness.

Survival of Representations and Warranties. All representations, warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time as Borrower’s Indebtedness shall be paid in full.

Time is of the Essence. Time is of the essence in the performance of this Agreement.

Waive Jury. To the extent permitted by applicable law, all parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

Agreement. The word “Agreement” means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

Borrower. The word “Borrower” means NEW WORLD MORTGAGE, INC. and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Collateral. The word “Collateral” means all of Grantor’s right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

Default. The word “Default” means the Default set forth in this Agreement in the section titled “Default”.

Environmental Laws. The words “Environmental Laws” mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. (“CERCLA”), the Superfund Amendments and Reauthorization Act of 1986, Pub, L. No. 99-499 (“SARA”), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

Event of Default. The words “Event of Default” mean any of the events of default set forth in this Agreement in the default section of this Agreement.

Grantor. The word “Grantor” means KEVIN LEONARD.

Guarantor. The word “Guarantor” means any guarantor, surety, or accommodation party of any or all of the Indebtedness.

Guaranty. The word “Guaranty” means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous Substances. The words “Hazardous Substances” mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words “Hazardous Substances” are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or fisted under the Environmental Laws. The term “Hazardous Substances” also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Indebtedness. The word “Indebtedness” means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

Lender. The word “Lender” means CommerceWest Bank, its successors and assigns.

Note. The word “Note” means the Note executed by NEW WORLD MORTGAGE, INC. in the principal amount of $211,424.00 dated October 10, 2006, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

Property. The word “Property” means all of Grantor’s right, title and interest in and to all the Property as described in the “Collateral Description” section of this Agreement.

Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

BORROWER AND GRANTOR HAVE READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT AND AGREE TO ITS TERMS. THIS AGREEMENT IS DATED OCTOBER 10, 2006.

COMMERCIAL SECURITY AGREEMENT
Loan No: 20000606	(Continued)	Page 7

GRANTOR

X
KEVIN LEONARD, Individually

Borrower:

NEW WORLD MORTGAGE, INC.

By:
MELISSA WAYLET LEONARD, Secretary of NEW WORLD MORTGAGE, INC.

LASER PRO Lending, Ver, 5,32,10.003 Copr. Harland Financial Solutions, Inc, 1997, 2008. All Right Reserved. CA F:\APPS\LASERPRO\CFI\LPL\E40.FC TR-1076 PR-4

POWER OF ATTORNEY

          KEVIN LEONARD of 37765 AVENIDA LA CRESTA, MURRIETA, CA 92562, the bona fide registered owner of the following described property: 2004 ROLLS ROYCE PHANTOM (VIN SCA1S68424UX07261), hereby irrevocably appoints CommerceWest Bank, with an address of Inland Empire Business Center, 1611 Pomona Road, Corona, CA 92880, or any officer thereof, as Grantor’s attorney with full authority to execute and record any and all instruments, affidavits, certificates of title, renewals, and other documents necessary to effect registration, transfer of title, application for title and to evidence CommerceWest Bank’s security interest in the above described motor vehicle and to do such other things as may be proper pertaining to the title or licensing of the motor vehicle, in Grantor’s place and stead. This Power of Attorney shall not terminate or otherwise be affected by Grantor’s subsequent disability or incapacity.

The undersigned certifies that the transfer of this vehicle is not in violation of Article 5, Division 7, of the Vehicle Code relating to the suspension of registration of motor vehicles involved in accidents.

I further agree to guarantee and save the State of California, the Registrar of Motor Vehicles, and the Director of Motor Vehicles from all responsibility which might accrue from the issuance of California registration or transfer of such vehicle.

Note: An attorney in fact cannot make an affidavit or certificate of the truth of facts unknown to him.

Signed this October 10, 2006.

GRANTOR:

X
KEVIN LEONAND

LASER PRO Lending, Ver, 5,32,10.003 Copr. Harland Financial Solutions, Inc, 1997, 2008. All Right Reserved. CA F:\APPS\LASERPRO\CFI\LPL\E5O.FC TR-1078 PR-4

COMMERCIAL GUARANTY

Principal	Loan Date	Maturity	Loan No	Call / Coll 144	Account L000164	Officer AD	Initials

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “* * *” has been omitted due to text length limitations.

Borrower:	NEW WORLD MORTGAGE, INC.	Lender:	CommerceWest Bank
	41655 DATE STREET		Inland Empire Business Center
	MURRIETA, CA 92562		1611 Pomona Road
Corona, CA 92880
(951) 582-9405

Guarantor:	FRANCIS LEONARD
33023 ROMERO
DRIVE TEMECULA, CA 92592

CONTINUING GUARANTEE OF PAYMENT AND PERFORMANCE. For good and valuable consideration, Guarantor absolutely and unconditionally guarantees full and punctual payment and satisfaction of the Indebtedness of Borrower to Lender, and the performance and discharge of all Borrower’s obligations under the Note and the Related Documents. This is a guaranty of payment and performance and not of collection, so Lender can enforce this Guaranty against Guarantor even when Lender has not exhausted Lender’s remedies against anyone else obligated to pay the Indebtedness or against any collateral securing the Indebtedness, this Guaranty or any other guaranty of the Indebtedness. Guarantor will make any payments to Lender or its order, on demand, in legal tender of the United States of America, in same-day funds, without set-off or deduction or counterclaim, and will otherwise perform Borrower’s obligations under the Note and Related Documents. Under this Guaranty, Guarantor’s liability is unlimited and Guarantor’s obligations are continuing.

INDEBTEDNESS. The word “Indebtedness” as used in this Guaranty means all of the principal amount outstanding from time to time and at any one or more times, accrued unpaid interest thereon and all collection costs and legal expenses related thereto permitted by law, attorneys’ fees, arising from any and all debts, liabilities and obligations of every nature or form, now existing or hereafter arising or acquired, that Borrower individually or collectively or interchangeably with others, owes or will owe Lender. “Indebtedness” includes, without limitation, loans, advances, debts, overdraft indebtedness, credit card indebtedness, lease obligations, liabilities and obligations under any interest rate protection apreements or foreign currency exchange agreements or commodity price protection agreements, other obligations, and liabilities of Borrower, and any present or future judgments against Borrower, future advances, loans or transactions that renew, extend, modify, refinance, consolidate or substitute these debts, liabilities and obligations whether: voluntarily or involuntarily incurred; due or to become due by their terms or acceleration; absolute or contingent; liquidated or unliquidated; determined or undetermined; direct or indirect; primary or secondary in nature or arising from a guaranty or surety; secured or unsecured; joint or several or joint and several; evidenced by a negotiable or non-negotiable instrument or writing; originated by Lender or another or others; barred or unenforceable against Borrower for any reason whatsoever; for any transactions that may be voidable for any reason (such as infancy, insanity, ultra vires or otherwise); and originated then reduced or extinguished and then afterwards increased or reinstated.

If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, Lender’s rights under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. Guarantor’s liability will be Guarantor’s aggregate liability under the terms of this Guaranty and any such other unterminated guaranties.

CONTINUING GUARANTY. THIS IS A “CONTINUING GUARANTY” UNDER WHICH GUARANTOR AGREES TO GUARANTEE THE FULL AND PUNCTUAL PAYMENT, PERFORMANCE AND SATISFACTION OF THE INDEBTEDNESS OF BORROWER TO LENDER, NOW EXISTING OR HEREAFTER ARISING OR ACQUIRED, ON AN OPEN AND CONTINUING BASIS. ACCORDINGLY, ANY PAYMENTS MADE ON THE INDEBTEDNESS WILL NOT DISCHARGE OR DIMINISH GUARANTOR’S OBLIGATIONS AND LIABILITY UNDER THIS GUARANTY FOR ANY REMAINING AND SUCCEEDING INDEBTEDNESS EVEN WHEN ALL OR PART OF THE OUTSTANDING INDEBTEDNESS MAY BE A ZERO BALANCE FROM TIME TO TIME.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all the Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all of Guarantor’s other obligations under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor’s written notice of revocation must be mailed to Lender, by certified mail, at Lender’s address listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to advances or new Indebtedness created after actual receipt by Lender of Guarantor’s written revocation. For this purpose and without limitation, the term “new Indebtedness” does not include the Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. This Guaranty will continue to bind Guarantor for all the Indebtedness incurred by Borrower or committed by Lender prior to receipt of Guarantor’s written notice of revocation, including any extensions, renewals, substitutions or modifications of the Indebtedness. All renewals, extensions, substitutions, and modifications of the Indebtedness granted after Guarantor’s revocation, are contemplated under this Guaranty and, specifically will not be considered to be new Indebtedness. This Guaranty shall bind Guarantor’s estate as to the Indebtedness created both before and after Guarantor’s death or incapacity, regardless of Lender’s actual notice of Guarantor’s death. Subject to the foregoing, Guarantor’s executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. Guarantor’s obligations under this Guaranty shall be in addition to any of Guarantor’s obligations, or any of them, under any other guaranties of the Indebtedness or any other person heretofore or hereafter given to Lender unless such other guaranties are modified or revoked in writing; and this Guarantor shall not, unless provided in this Guaranty, affect, invalidate, or supersede any such other guaranty. It is anticipated that fluctuations may occur in the aggregate amount of the Indebtedness covered by this Guaranty, and Guarantor specifically acknowledges and agrees that reductions in the amount of the Indebtedness, even to zero dollars ($0.00), prior to Guarantor’s written revocation of this Guaranty shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor’s heirs, successors and assigns so long as any of the Indebtedness remains unpaid and even though the Indebtedness may from time to time be zero dollars ($0.00).

OBLIGATIONS OF MARRIED PERSONS. Any married person who signs this Guaranty hereby expressly agrees that recourse under this Guaranty may be had against both his or her separate property and community property.

GUARANTOR’S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening Guarantor’s liability under this Guaranty, from time to time: (A) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment

COMMERCIAL GUARANTY
Loan No: 20000606	(Continued)	Page 2

or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (C) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower’s sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G) to sell, transfer, assign or grant participations in all or any part of the Indebtedness; and (H) to assign or transfer this Guaranty in whole or in part.

GUARANTOR’S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (B) this Guaranty is executed at Borrower’s request and not at the request of Lender; (C) Guarantor has full power, right and authority to enter into this Guaranty; (0) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor’s assets, or any interest therein; (F) upon Lender’s request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor’s financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in Guarantor’s financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor’s financial condition; (H) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (I) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower’s financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor’s risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR’S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender to (A) make any presentment, protest, demand, or notice of any kind, including notice of change of any terms of repayment of the Indebtedness, default by Borrower or any other guarantor or surety, any action or nonaction taken by Borrower, Lender, or any other guarantor or surety of Borrower, or the creation of new or additional Indebtedness; (B) proceed against any person, including Borrower, before proceeding against Guarantor; (C) proceed against any collateral for the Indebtedness, including Borrower’s collateral, before proceeding against Guarantor; (D) apply any payments or proceeds received against the Indebtedness in any order; (E) give notice of the terms, time, and place of any sale of the collateral pursuant to the Uniform Commercial Code or any other law governing such sale; (F) disclose any information about the Indebtedness, the Borrower, the collateral, or any other guarantor or surety, or about any action or nonaction of Lender; or (G) pursue any remedy or course of action in Lender’s power whatsoever.

Guarantor also waives any and all rights or defenses arising by reason of (H) any disability or other defense of Borrower, any other guarantor or surety or any other person; (I) the cessation from any cause whatsoever, other than payment in full, of the Indebtedness; (J) the application of proceeds of the Indebtedness by Borrower for purposes other than the purposes understood and intended by Guarantor and Lender; (K) any act of omission or commission by Lender which directly or indirectly results in or contributes to the discharge of Borrower or any other guarantor or surety, or the Indebtedness, or the loss or release of any collateral by operation of law or otherwise; (L) any statute of limitations in any action under this Guaranty or on the Indebtedness; or (M) any modification or change in terms of the Indebtedness, whatsoever, including without limitation, the renewal, extension, acceleration, or other change in the time payment of the Indebtedness is due and any change in the interest rate, and including any such modification or change in terms after revocation of this Guaranty on the Indebtedness incurred prior to such revocation.

Guarantor waives all rights and any defenses arising out of an election of remedies by Lender even though that the election of remedies, such as a non-judicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor’s rights of subrogation and reimbursement against Borrower by operation of Section 580d of the California Code of Civil Procedure or otherwise.

Guarantor waives all rights and defenses that Guarantor may have because Borrower’s obligation is secured by real property. This means among other things: (1) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower. (2) If Lender forecloses on any real property collateral pledged by Borrower: (a) the amount of Borrower’s obligation may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price. (b) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrower’s obligation is secured by real property. These rights and defenses include, but are not limited to, any rights and defenses based upon Section 580a, 580b, 580d, or 726 of the Code of Civil Procedure.

Guarantor understands and agrees that the foregoing waivers are unconditional and irrevocable waivers of substantive rights and defenses to which Guarantor might otherwise be entitled under state and federal law. The rights and defenses waived include, without limitation, those provided by California laws of suretyship and guaranty, anti-deficiency laws, and the Uniform Commercial Code, Guarantor acknowledges that Guarantor has provided these waivers of rights and defenses with the intention that they be fully relied upon by Lender. Guarantor further understands and agrees that this Guaranty is a separate and independent contract between Guarantor and Lender, given for full and ample consideration, and is enforceable on its own terms. Until all of the Indebtedness is paid in full, Guarantor waives any right to enforce any remedy Guarantor may have against the Borrower or any other guarantor, surety, or other person, and further, Guarantor waives any right to participate in any collateral for the Indebtedness now or hereafter held by Lender.

GUARANTOR’S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor’s full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

SUBORDINATION OF BORROWER’S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in

COMMERCIAL GUARANTY
Loan No: 20000606	(Continued)	Page 3

bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to file financing statements and continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Arbitration. Borrower and Guarantor and Lender agree that all disputes, claims and controversies between them whether individual, joint, or class in nature, arising from this Guaranty or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association in effect at the time the claim is filed, upon request of either party. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Borrower and Guarantor and Lender agree that in the event of an action for judicial foreclosure pursuant to California Code of Civil Procedure Section 728, or any similar provision in any other state, the commencement of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered In any court having jurisdiction. Nothing in this Guaranty shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

Attorneys’ Fees; Expenses. Guarantor agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s attorneys’ fees and legal expenses whether or not there is a lawsuit, including attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

Governing Law. This Guaranty will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to Its conflicts of law provisions. This Guaranty has been accepted by Lender in the State of California.

Choice of Venue. If there is a lawsuit, Guarantor agrees upon Lender’s request to submit to the jurisdiction of the courts of Riverside County, State of California.

Integration. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor’s attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor’s intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender’s attorneys’ fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.

Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words “Borrower” and “Guarantor” respectively shall mean all and any one or more of them. The words “Guarantor,” “Borrower,” and “Lender” include the heirs, successors, assigns, and transferees of each of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

Notices. Any notice required to be given under this Guaranty shall be given in writing, and, except for revocation notices by Guarantor, shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty. All revocation notices by Guarantor shall be in writing and shall be effective upon delivery to Lender as provided in the section of this Guaranty entitled “DURATION OF GUARANTY.” Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor’s current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender’s rights or of any of Guarantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in

COMMERCIAL GUARANTY
Loan No: 20000606	(Continued)	Page 4

the sole discretion of Lender.

Successors and Assigns. Subject to any limitations stated in this Guaranty on transfer of Guarantor’s interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

Waive Jury. To the extant permitted by applicable law, Lander and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

Borrower. The word “Borrower” means NEW WORLD MORTGAGE, INC. and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Guarantor. The word “Guarantor” means everyone signing this Guaranty, including without limitation FRANCIS LEONARD, and in each case, any signer’s successors and assigns.

Guaranty. The word “Guaranty” means this guaranty from Guarantor to Lender.

Indebtedness. The word “Indebtedness” means Borrower’s indebtedness to Lender as more particularly described in this Guaranty.

Lender. The word “Lender” means CommerceWest Bank, its successors and assigns.

Note. The word “Note” means and includes without limitation all of Borrower’s promissory notes and/or credit agreements evidencing Borrower’s loan obligations in favor of Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for promissory notes or credit agreements.

Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR’S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED “DURATION OF GUARANTY”. NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED OCTOBER 10, 2006.

GUARANTOR:

X
FRANCIS LEONARD

LASER PRO Lending, Ver, 5,32.10.003 Copr. Harland Financial Solutions, Inc. 1997, 2008. All Rights Reserved. CA F:\APPS\LASERPRO\CFI\LPL\E20.FC TR-1076 PR-4

COMMERCIAL GUARANTY

Principal	Loan Date	Maturity	Loan No	Call / Coll 144	Account L000161	Officer AD	Initials

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “* * *” has been omitted due to text length limitations.

Borrower:	NEW WORLD MORTGAGE, INC.	Lender:	CommerceWest Bank
	41655 DATE STREET		Inland Empire Business Center
	MURRIETA, CA 92562		1611 Pomona Road
Corona, CA 92880
(951) 582-9405

Guarantor:	MELISSA WAYLETT LEONARD
37765 AVENIDA LA CRESTA
MURRIETA, CA 92562

CONTINUING GUARANTEE OF PAYMENT AND PERFORMANCE. For good and valuable consideration, Guarantor absolutely and unconditionally guarantees full and punctual payment and satisfaction of the Indebtedness of Borrower to Lender, and the performance and discharge of all Borrower’s obligations under the Note and the Related Documents. This is a guaranty of payment and performance and not of collection, so Lender can enforce this Guaranty against Guarantor even when Lender has not exhausted Lender’s remedies against anyone else obligated to pay the Indebtedness or against any collateral securing the Indebtedness, this Guaranty or any other guaranty of the Indebtedness. Guarantor will make any payments to Lender or its order, on demand, in legal tender of the United States of America, in same-day funds, without set-off or deduction or counterclaim, and will otherwise perform Borrower’s obligations under the Note and Related Documents. Under this Guaranty, Guarantor’s liability is unlimited and Guarantor’s obligations are continuing.

INDEBTEDNESS. The word “Indebtedness” as used in this Guaranty means all of the principal amount outstanding from time to time and at any one or more times, accrued unpaid interest thereon and all collection costs and legal expenses related thereto permitted by law, attorneys’ fees, arising from any and all debts, liabilities and obligations of every nature or form, now existing or hereafter arising or acquired, that Borrower individually or collectively or interchangeably with others, owes or will owe Lender. “Indebtedness” includes, without limitation, loans, advances, debts, overdraft indebtedness, credit card indebtedness, lease obligations, liabilities and obligations under any interest rate protection apreements or foreign currency exchange agreements or commodity price protection agreements, other obligations, and liabilities of Borrower, and any present or future judgments against Borrower, future advances, loans or transactions that renew, extend, modify, refinance, consolidate or substitute these debts, liabilities arid obligations whether: voluntarily or involuntarily incurred; due or to become due by their terms or acceleration; absolute or contingent; liquidated or unliquidated; determined or undetermined; direct or indirect; primary or secondary in nature or arising from a guaranty or surety; secured or unsecured; joint or several or joint and several; evidenced by a negotiable or non-negotiable instrument or writing; originated by Lender or another or others; barred or unenforceable against Borrower for any reason whatsoever; for any transactions that may be voidable for any reason (such as infancy, insanity, ultra vires or otherwise); and originated then reduced or extinguished and then afterwards increased or reinstated.

If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, Lender’s rights under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. Guarantor’s liability will be Guarantor’s aggregate liability under the terms of this Guaranty and any such other unterminated guaranties.

CONTINUING GUARANTY. THIS IS A “CONTINUING GUARANTY” UNDER WHICH GUARANTOR AGREES TO GUARANTEE THE FULL AND PUNCTUAL PAYMENT, PERFORMANCE AND SATISFACTION OF THE INDEBTEDNESS OF BORROWER TO LENDER, NOW EXISTING OR HEREAFTER ARISING OR ACQUIRED, ON AN OPEN AND CONTINUING BASIS. ACCORDINGLY, ANY PAYMENTS MADE ON THE INDEBTEDNESS WILL NOT DISCHARGE OR DIMINISH GUARANTOR’S OBLIGATIONS AND LIABILITY UNDER THIS GUARANTY FOR ANY REMAINING AND SUCCEEDING INDEBTEDNESS EVEN WHEN ALL OR PART OF THE OUTSTANDING INDEBTEDNESS MAY BE A ZERO BALANCE FROM TIME TO TIME.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all the Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all of Guarantor’s other obligations under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor’s written notice of revocation must be mailed to Lender, by certified mail, at Lender’s address listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to advances or new Indebtedness created after actual receipt by Lender of Guarantor’s written revocation. For this purpose and without limitation, the term “new Indebtedness” does not include the Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. This Guaranty will continue to bind Guarantor for all the Indebtedness incurred by Borrower or committed by Lender prior to receipt of Guarantor’s written notice of revocation, including any extensions, renewals, substitutions or modifications of the Indebtedness. All renewals, extensions, substitutions, and modifications of the Indebtedness granted after Guarantor’s revocation, are contemplated under this Guaranty and, specifically will not be considered to be new Indebtedness. This Guaranty shall bind Guarantor’s estate as to the Indebtedness created both before and after Guarantor’s death or incapacity, regardless of Lender’s actual notice of Guarantor’s death. Subject to the foregoing, Guarantor’s executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. Guarantor’s obligations under this Guaranty shall be in addition to any of Guarantor’s obligations, or any of them, under any other guaranties of the Indebtedness or any other person heretofore or hereafter given to Lender unless such other guaranties are modified or revoked in writing; and this Guarantor shall not, unless provided in this Guaranty, affect, invalidate, or supersede any such other guaranty. It Is anticipated that fluctuations may occur in the aggregate amount of the Indebtedness covered by this Guaranty, and Guarantor specifically acknowledges and agrees that reductions in the amount of the Indebtedness, even to zero dollars ($0.00), prior to Guarantor’s written revocation of this Guaranty shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor’s heirs, successors and assigns so long as any of the Indebtedness remains unpaid and even though the Indebtedness may from time to time be zero dollars ($0.00).

OBLIGATIONS OF MARRIED PERSONS. Any married person who signs this Guaranty hereby expressly agrees that recourse under this Guaranty may be had against both his or her separate property and community property.

GUARANTOR’S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening Guarantor’s liability under this Guaranty, from time to time: (A) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment

COMMERCIAL GUARANTY
Loan No: 20000606	(Continued)	Page 2

or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (C) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower’s sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G) to sell, transfer, assign or grant participations in all or any part of the Indebtedness; and (H) to assign or transfer this Guaranty in whole or in part.

GUARANTOR’S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (B) this Guaranty is executed at Borrower’s request and not at the request of Lender; (C) Guarantor has full power, right and authority to enter into this Guaranty; (0) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor’s assets, or any interest therein; (F) upon Lender’s request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor’s financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in Guarantor’s financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor’s financial condition; (H) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (I) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower’s financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor’s risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR’S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender to (A) make any presentment, protest, demand, or notice of any kind, including notice of change of any terms of repayment of the Indebtedness, default by Borrower or any other guarantor or surety, any action or nonaction taken by Borrower, Lender, or any other guarantor or surety of Borrower, or the creation of new or additional Indebtedness; (B) proceed against any person, including Borrower, before proceeding against Guarantor; (C) proceed against any collateral for the Indebtedness, including Borrower’s collateral, before proceeding against Guarantor; (D) apply any payments or proceeds received against the Indebtedness in any order; (E) give notice of the terms, time, and place of any sale of the collateral pursuant to the Uniform Commercial Code or any other law governing such sale; (F) disclose any information about the Indebtedness, the Borrower, the collateral, or any other guarantor or surety, or about any action or nonaction of Lender; or (G) pursue any remedy or course of action in Lender’s power whatsoever.

Guarantor also waives any and all rights or defenses arising by reason of (H) any disability or other defense of Borrower, any other guarantor or surety or any other person; (I) the cessation from any cause whatsoever, other than payment in full, of the Indebtedness; (J) the application of proceeds of the Indebtedness by Borrower for purposes other than the purposes understood and intended by Guarantor and Lender; (K) any act of omission or commission by Lender which directly or indirectly results in or contributes to the discharge of Borrower or any other guarantor or surety, or the Indebtedness, or the loss or release of any collateral by operation of law or otherwise; (L) any statute of limitations in any action under this Guaranty or on the Indebtedness; or (M) any modification or change in terms of the Indebtedness, whatsoever, including without limitation, the renewal, extension, acceleration, or other change in the time payment of the Indebtedness is due and any change in the interest rate, and including any such modification or change in terms after revocation of this Guaranty on the Indebtedness incurred prior to such revocation.

Guarantor waives all rights and any defenses arising out of an election of remedies by Lender even though that the election of remedies, such as a non-judicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor’s rights of subrogation and reimbursement against Borrower by operation of Section 580d of the California Code of Civil Procedure or otherwise.

Guarantor waives all rights and defenses that Guarantor may have because Borrower’s obligation is secured by real property. This means among other things: (1) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower. (2) If Lender forecloses on any real property collateral pledged by Borrower: (a) the amount of Borrower’s obligation may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, (b) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrower’s obligation is secured by real property. These rights and defenses include, but are not limited to, any rights and defenses based upon Section 580a, 580b, 580d, or 726 of the Code of Civil Procedure.

Guarantor understands and agrees that the foregoing waivers are unconditional and irrevocable waivers of substantive rights and defenses to which Guarantor might otherwise be entitled under state and federal law. The rights and defenses waived include, without limitation, those provided by California laws of suretyship and guaranty, anti-deficiency laws, and the Uniform Commercial Code, Guarantor acknowledges that Guarantor has provided these waivers of rights and defenses with the intention that they be fully relied upon by Lender. Guarantor further understands and agrees that this Guaranty is a separate and independent contract between Guarantor and Lender, given for full and ample consideration, and is enforceable on its own terms. Until all of the Indebtedness is paid in full, Guarantor waives any right to enforce any remedy Guarantor may have against the Borrower or any other guarantor, surety, or other person, and further, Guarantor waives any right to participate in any collateral for the Indebtedness now or hereafter held by Lender.

GUARANTOR’S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor’s full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

SUBORDINATION OF BORROWER’S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in

COMMERCIAL GUARANTY
Loan No: 20000606	(Continued)	Page 3

bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to file financing statements and continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Arbitration. Borrower and Guarantor and Lender agree that all disputes, claims and controversies between them whether individual, joint, or class in nature, arising from this Guaranty or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association in effect at the time the claim is filed, upon request of either party. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Borrower and Guarantor and Lender agree that in the event of an action for judicial foreclosure pursuant to California Code of Civil Procedure Section 726, or any similar provision in any other state, the commencement of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Guaranty shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

Attorneys’ Fees; Expenses. Guarantor agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s attorneys’ fees and legal expenses whether or not there is a lawsuit, including attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

Governing Law. This Guaranty will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions. This Guaranty has been accepted by Lender in the State of California.

Choice of Venue. If there is a lawsuit, Guarantor agrees upon Lender’s request to submit to the jurisdiction of the courts of Riverside County, State of California.

Integration. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor’s attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor’s intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender’s attorneys’ fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.

Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words “Borrower” and “Guarantor” respectively shall mean all and any one or more of them. The words “Guarantor,” “Borrower,” and “Lender” include the heirs, successors, assigns, and transferees of each of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

Notices. Any notice required to be given under this Guaranty shall be given in writing, and, except for revocation notices by Guarantor, shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty. All revocation notices by Guarantor shall be in writing and shall be effective upon delivery to Lender as provided in the section of this Guaranty entitled “DURATION OF GUARANTY.” Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor’s current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender’s rights or of any of Guarantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in

COMMERCIAL GUARANTY
Loan No: 20000606	(Continued)	Page 4

the sole discretion of Lender.

Successors and Assigns. Subject to any limitations stated in this Guaranty on transfer of Guarantor’s interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

Waive Jury. To the extent permitted by applicable law, Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

Borrower. The word “Borrower” means NEW WORLD MORTGAGE, INC. and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Guarantor. The word “Guarantor” means everyone signing this Guaranty, including without limitation MELISSA WAYLETT LEONARD, and in each case, any signer’s successors and assigns.

Guaranty. The word “Guaranty” means this guaranty from Guarantor to Lender.

Indebtedness. The word “Indebtedness” means Borrower’s indebtedness to Lender as more particularly described in this Guaranty.

Lender. The word “Lender” means CommerceWest Bank, its successors and assigns.

Note. The word “Note” means and includes without limitation all of Borrower’s promissory notes and/or credit agreements evidencing Borrower’s loan obligations in favor of Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for promissory notes or credit agreements.

Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR’S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED “DURATION OF GUARANTY”. NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED OCTOBER 10, 2006.

GUARANTOR
X
MELISSA WAYLETT LEONARD

LASER PRO Lending, Ver. 5.32, 10.003 Copr. Howland Financial Solutions, Inc. 1997, 2006. All Rights Reserved. - CA F:\APPS\LASERPRO\CFI\LPL\E20.FC TR-1076 PR-4

COMMERCIAL GUARANTY

Principal	Loan Date	Maturity	Loan No	Call / Coll 144	Account L000163	Officer AD	Initials

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Borrower:	NEW WORLD MORTGAGE, INC.	Lender:	CommerceWest Bank
	41655 DATE STREET		Inland Empire Business Center
	MURRIETA, CA 92562		1611 Pomona Road
Corona, CA 92880
(951) 582-9405

Guarantor:	KEVIN LEONARD 37765 AVENIDA LA CRESTA MURRIETA, CA 92562

CONTINUING GUARANTEE OF PAYMENT AND PERFORMANCE. For good and valuable consideration, Guarantor absolutely and unconditionally guarantees full and punctual payment and satisfaction of the Indebtedness of Borrower to Lender, and the performance and discharge of all Borrower’s obligations under the Note and the Related Documents. This is a guaranty of payment and performance and not of collection, so Lender can enforce this Guaranty against Guarantor even when Lender has not exhausted Lender’s remedies against anyone else obligated to pay the Indebtedness or against any collateral securing the Indebtedness, this Guaranty or any other guaranty of the Indebtedness. Guarantor will make any payments to Lender or its order, on demand, in legal tender of the United States of America, in same-day funds, without set-off or deduction or counterclaim, and will otherwise perform Borrower’s obligations under the Note and Related Documents. Under this Guaranty, Guarantor’s liability is unlimited and Guarantor’s obligations are continuing.

INDEBTEDNESS. The word “Indebtedness” as used in this Guaranty means all of the principal amount outstanding from time to time and at any one or more times, accrued unpaid interest thereon and all collection costs and legal expenses related thereto permitted by law, attorneys’ fees, arising from any and all debts, liabilities and obligations of every nature or form, now existing or hereafter arising or acquired, that Borrower individually or collectively or interchangeably with others, owes or will owe Lender. “Indebtedness” includes, without limitation, loans, advances, debts, overdraft indebtedness, credit card indebtedness, lease obligations, liabilities and obligations under any interest rate protection agreements or foreign currency exchange agreements or commodity price protection agreements, other obligations, and liabilities of Borrower, and any present or future judgments against Borrower, future advances, loans or transactions that renew, extend, modify, refinance, consolidate or substitute these debts, liabilities and obligations whether: voluntarily or involuntarily incurred; due or to become due by their terms or acceleration; absolute or contingent; liquidated or unliquidated; determined or undetermined; direct or indirect; primary or secondary in nature or arising from a guaranty or surety; secured or unsecured; joint or several or joint and several; evidenced by a negotiable or non-negotiable instrument or writing; originated by Lender or another or others; barred or unenforceable against Borrower for any reason whatsoever; for any transactions that may be voidable for any reason (such as infancy, insanity, ultra vires or otherwise); and originated then reduced or extinguished and then afterwards increased or reinstated.

If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, Lender’s rights under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. Guarantor’s liability will be Guarantor’s aggregate liability under the terms of this Guaranty and any such other unterminated guaranties.

CONTINUING GUARANTY. THIS IS A “CONTINUING GUARANTY” UNDER WHICH GUARANTOR AGREES TO GUARANTEE THE FULL AND PUNCTUAL PAYMENT, PERFORMANCE AND SATISFACTION OF THE INDEBTEDNESS OF BORROWER TO LENDER, NOW EXISTING OR HEREAFTER ARISING OR ACQUIRED, ON AN OPEN AND CONTINUING BASIS. ACCORDINGLY, ANY PAYMENTS MADE ON THE INDEBTEDNESS WILL NOT DISCHARGE OR DIMINISH GUARANTOR’S OBLIGATIONS AND LIABILITY UNDER THIS GUARANTY FOR ANY REMAINING AND SUCCEEDING INDEBTEDNESS EVEN WHEN ALL OR PART OF THE OUTSTANDING INDEBTEDNESS MAY BE A ZERO BALANCE FROM TIME TO TIME.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all the Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all of Guarantor’s other obligations under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor’s written notice of revocation must be mailed to Lender, by certified mail, at Lender’s address listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to advances or new Indebtedness created after actual receipt by Lender of Guarantor’s written revocation. For this purpose and without limitation, the term “new Indebtedness” does not include the Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. This Guaranty will continue to bind Guarantor for all the Indebtedness incurred by Borrower or committed by Lender prior to receipt of Guarantor’s written notice of revocation, including any extensions, renewals, substitutions or modifications of the Indebtedness. All renewals, extensions, substitutions, and modifications of the Indebtedness granted after Guarantor’s revocation, are contemplated under this Guaranty and, specifically will not be considered to be new Indebtedness. This Guaranty shall bind Guarantor’s estate as to the Indebtedness created both before and after Guarantor’s death or incapacity, regardless of Lender’s actual notice of Guarantor’s death. Subject to the foregoing, Guarantor’s executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. Guarantor’s obligations under this Guaranty shall be in addition to any of Guarantor’s obligations, or any of them, under any other guaranties of the Indebtedness or any other person heretofore or hereafter given to Lender unless such other guaranties are modified or revoked in writing; and this Guarantor shall not, unless provided in this Guaranty, affect, invalidate, or supersede any such other guaranty. It is anticipated that fluctuations may occur In the aggregate amount of the Indebtedness covered by this Guaranty, and Guarantor specifically acknowledges and agrees that reductions in the amount of the Indebtedness, even to zero dollars ($0.00), prior to Guarantor’s written revocation of this Guaranty shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor’s heirs, successors and assigns so long as any of the Indebtedness remains unpaid and even though the Indebtedness may from time to time be zero dollars ($0.00).

OBLIGATIONS OF MARRIED PERSONS. Any married person who signs this Guaranty hereby expressly agrees that recourse under this Guaranty may be had against both his or her separate property and community property.

GUARANTOR’S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening Guarantor’s liability under this Guaranty, from time to time: (A) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment

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Loan No: 20000606	(Continued)	Page 2

or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (C) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower’s sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G) to sell, transfer, assign or grant participations in all or any part of the Indebtedness; and (H) to assign or transfer this Guaranty in whole or in part.

GUARANTOR’S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (B) this Guaranty is executed at Borrower’s request and not at the request of Lender; (C) Guarantor has full power, right and authority to enter into this Guaranty; (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor’s assets, or any interest therein; (F) upon Lender’s request. Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor’s financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in Guarantor’s financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor’s financial condition; (H) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (I) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower’s financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor’s risks under this Guaranty, and Guarantor further agrees that, absent a request for information. Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR’S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender to (A) make any presentment, protest, demand, or notice of any kind, including notice of change of any terms of repayment of the Indebtedness, default by Borrower or any other guarantor or surety, any action or nonaction taken by Borrower, Lender, or any other guarantor or surety of Borrower, or the creation of new or additional Indebtedness; (B) proceed against any person, including Borrower, before proceeding against Guarantor; (C) proceed against any collateral for the Indebtedness, including Borrower’s collateral, before proceeding against Guarantor; (D) apply any payments or proceeds received against the Indebtedness in any order; (E) give notice of the terms, time, and place of any sale of the collateral pursuant to the Uniform Commercial Code or any other law governing such sale; (F) disclose any information about the Indebtedness, the Borrower, the collateral, or any other guarantor or surety, or about any action or nonaction of Lender; or (G) pursue any remedy or course of action in Lender’s power whatsoever.

Guarantor also waives any and all rights or defenses arising by reason of (H) any disability or other defense of Borrower, any other guarantor or surety or any other person; (I) the cessation from any cause whatsoever, other than payment in full, of the Indebtedness; (J) the application of proceeds of the Indebtedness by Borrower for purposes other than the purposes understood and intended by Guarantor and Lender; (K) any act of omission or commission by Lender which directly or indirectly results in or contributes to the discharge of Borrower or any other guarantor or surety, or the Indebtedness, or the loss or release of any collateral by operation of law or otherwise; (L) any statute of limitations in any action under this Guaranty or on the Indebtedness; or (M) any modification or change in terms of the Indebtedness, whatsoever, including without limitation, the renewal, extension, acceleration, or other change in the time payment of the Indebtedness is due and any change in the interest rate, and including any such modification or change in terms after revocation of this Guaranty on the Indebtedness incurred prior to such revocation.

Guarantor waives all rights and any defenses arising out of an election of remedies by Lender even though that the election of remedies, such as a non-judicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor’s rights of subrogation and reimbursement against Borrower by operation of Section 580d of the California Code of Civil Procedure or otherwise.

Guarantor waives all rights and defenses that Guarantor may have because Borrower’s obligation is secured by real property. This means among other things: (1) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower. (2) If Lender forecloses on any real property collateral pledged by Borrower: (a) the amount of Borrower’s obligation may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price. (b) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrower’s obligation is secured by real property. These rights and defenses include, but are not limited to, any rights and defenses based upon Section 580a, 580b, 580d, or 726 of the Code of Civil Procedure.

Guarantor understands and agrees that the foregoing waivers are unconditional and irrevocable waivers of substantive rights and defenses to which Guarantor might otherwise be entitled under state and federal law. The rights and defenses waived include, without limitation, those provided by California laws of suretyship and guaranty, anti-deficiency laws, and the Uniform Commercial Code. Guarantor acknowledges that Guarantor has provided these waivers of rights and defenses with the intention that they be fully relied upon by Lender. Guarantor further understands and agrees that this Guaranty is a separate and independent contract between Guarantor and Lender, given for full and ample consideration, and is enforceable on its own terms. Until all of the Indebtedness is paid in full. Guarantor waives any right to enforce any remedy Guarantor may have against the Borrower or any other guarantor, surety, or other person, and further, Guarantor waives any right to participate in any collateral for the Indebtedness now or hereafter held by Lender.

GUARANTOR’S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor’s full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

SUBORDINATION OF BORROWER’S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in

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Loan No: 20000606	(Continued)	Page 3

bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to file financing statements and continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Arbitration. Borrower and Guarantor and Lender agree that all disputes, claims and controversies between them whether individual, joint, or class in nature, arising from this Guaranty or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association in effect at the time the claim is filed, upon request of either party. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining Injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Borrower and Guarantor and Lender agree that in the event of an action for judicial foreclosure pursuant to California Code of Civil Procedure Section 726, or any similar provision in any other state, the commencement of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Guaranty shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

Attorneys’ Fees; Expenses. Guarantor agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s attorneys’ fees and legal expenses whether or not there is a lawsuit, including attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

Governing Law. This Guaranty will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions. This Guaranty has been accepted by Lender in the State of California.

Choice of Venue. If there is a lawsuit, Guarantor agrees upon Lender’s request to submit to the jurisdiction of the courts of Riverside County, State of California.

Integration. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor’s attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor’s intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender’s attorneys’ fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.

Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words “Borrower” and “Guarantor” respectively shall mean all and any one or more of them. The words “Guarantor,” “Borrower,” and “Lender” include the heirs, successors, assigns, and transferees of each of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

Notices. Any notice required to be given under this Guaranty shall be given in writing, and, except for revocation notices by Guarantor, shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty. All revocation notices by Guarantor shall be in writing and shall be effective upon delivery to Lender as provided in the section of this Guaranty entitled “DURATION OF GUARANTY.” Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor’s current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender’s rights or of any of Guarantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in

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Loan No: 20000606	(Continued)	Page 4

the sole discretion of Lender.

Successors and Assigns. Subject to any limitations stated in this Guaranty on transfer of Guarantor’s interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

Waive Jury. To the extent permitted by applicable law, Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

Borrower. The word “Borrower” means NEW WORLD MORTGAGE, INC. and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Guarantor. The word “Guarantor” means everyone signing this Guaranty, including without limitation KEVIN LEONARD, and in each case, any signer’s successors and assigns.

Guaranty. The word “Guaranty” means this guaranty from Guarantor to Lender.

Indebtedness. The word “Indebtedness” means Borrower’s indebtedness to Lender as more particularly described in this Guaranty.

Lender. The word “Lender” means CommerceWest Bank, its successors and assigns.

Note. The word “Note” means and includes without limitation all of Borrower’s promissory notes and/or credit agreements evidencing Borrower’s loan obligations in favor of Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for promissory notes or credit agreements.

Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR’S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED “DURATION OF GUARANTY”. NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED OCTOBER 10, 2006.

GUARANTOR:

X
KEVIN LEONARD

LASER PRO Lending, Ver, 5.32.10.003 Copr. Harland Financial Solutions, Inc. 1997, 2008. All Rights Reserved. CA F;\APPS\LASERPRO\CFI\E20.FC TR-1076 PR-4

AGREEMENT TO PROVIDE INSURANCE

Principal $211,424.00	Loan Date 10-10-2006	Maturity 10-10-2013	Loan No 20000606	Call / Coll 144	Account N000157	Officer AD	Initials

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “* * *” has been omitted due to text length limitations.

Borrower:	NEW WORLD MORTGAGE, INC.	Lender:	CommerceWest Bank
	41655 DATE STREET		Inland Empire Business Center
	MURRIETA, CA 92562		1611 Pomona Road
Corona, CA 92880
(951) 582-9405

Grantor:	KEVIN LEONARD
37765 AVENIDA LA CRESTA
MURRIETA, CA 92562

INSURANCE REQUIREMENTS. Grantor, KEVIN LEONARD (“Grantor”), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to NEW WORLD MORTGAGE, INC. (“Borrower”) by Lender. These requirements are set forth in the security documents for the loan. The following minimum insurance coverages must be provided on the following described collateral (the “Collateral”):

Collateral:	2004 ROLLS ROYCE PHANTOM (VIN SCA1S68424UX07261). Type: Comprehensive and collision. Amount: Full Insurable Value. Basis: Replacement value.
Endorsements: Lender loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of 60 days prior written notice to Lender.
Deductibles: $1,000.00.
Latest Delivery Date: By the loan closing date.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

INSURANCE MAILING ADDRESS. All documents and other materials relating to insurance for this loan should be mailed, delivered or directed to the following address:

CommerceWest Bank 2111 Business Center Drive Irvine, CA 92612

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, on the latest delivery date stated above, evidence of the required insurance as provided above, with an effective date of October 10, 2006, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor’s expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR’S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED OCTOBER 10, 2006.

GRANTOR:

X
KEVIN LEONARD

Loan No: 20000606	AGREEMENT TO PROVIDE INSURANCE (Continued)	Page 2

FOR LENDER USE ONLY
INSURANCE VERIFICATION

DATE:	PHONE (949) 489-1510

AGENT’S NAME: SHARON WALTER AGENCY: STATE FARM
ADDRESS:
INSURANCE COMPANY:
POLICY NUMBER:
EFFECTIVE DATES:

COMMENTS:

LASER PRO Lending, Ver. 5.32, 10.003 Copr. Harland Financial Solutions, Inc. 1997, 2008. All Rights Reserved. - CA F:\APPS\LASERPRO\CFI\LPL\I10.FC TR-1076 PR-4

NOTICE OF INSURANCE REQUIREMENTS

Principal	Loan Date 10-10-2006	Maturity	Loan No 20000606	Call / Coll 144	Account N000157	Officer AD	Initials

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	NEW WORLD MORTGAGE, INC.	Lender:	CommerceWest Bank
	41655 DATE STREET		Inland Empire Business Center
	MURRIETA, CA 92562		1611 Pomona Road
Corona, CA 92880
(951) 582-9405

Grantor:	KEVIN LEONARD 37765 AVENIDA LA CRESTA MURRIETA, CA 92562

TO:
STATE FARM
	ATTN: SHARON WALTER	DATE: October 10, 2006

RE:	Policy Number(s): Insurance Companies/Company:

Dear SHARON WALTER:

NEW WORLD MORTGAGE, INC. (“Borrower”), is obtaining a loan from CommerceWest Bank. Please send appropriate evidence of insurance to CommerceWest Bank, together with the requested endorsements, on the following property, which Grantor, KEVIN LEONARD (“Grantor”) is giving as security for the loan.

Collateral:

2004 ROLLS ROYCE PHANTOM (VIN SCA1S68424UX07261).
Type: Comprehensive and collision.
Amount: Full Insurable Value.
Basis: Replacement value.
Endorsements: Lender loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of 60 days prior written notice to Lender.
Deductibles: $1,000.00.
Latest Delivery Date: By the loan closing date.

GRANTOR:

X
KEVIN LEONARD

RETURN TO:

CommerceWest Bank
2111 Business Center Drive
Irvine, CA 92612	LASER PRO Lending, Ver. 5.32, 10.003 Copr. Harland Financial Solutions, Inc. 1997, 2008. All Rights Reserved. - CA F:\APPS\LASERPRO\CFI\LPL\I11.FC TR-1076 PR-4

LOAN CHECKLIST

Principal $211,424.00	Loan Date 10-10-2006	Maturity 10-10-2013	Loan No 20000606	Call / Coll	Account	Officer AD	Initials

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “* * *” has been omitted due to text length limitations.

Borrower:	NEW WORLD MORTGAGE, INC.	Lender:	CommerceWest Bank
	41655 DATE STREET		Inland Empire Business Center
	MURRIETA, CA 92562		1611 Pomona Road
Corona, CA 92880
(951) 582-9405

DESCRIPTION

____ Loan Type: This is a Fixed Rate (6.690%) Nondisclosable Loan to a Corporation for $211,424.00 due on October 10, 2013.

____ Transaction Number: 1076.

____ Collateral: This transaction is secured by Titled Collateral.

____ Officer: AD Drago, Alyson

____ Processor: MB Bakkelo, Mira

____ Standard Product: 4 - Other Secured Loans - Promissory Note.

____ Standard Policy: Commercial Loan Policy.

____ Branch Number and Name: 20 — Inland Empire Business Center.

____ General lending Policy for this transaction is governed by California law. Collateral documents printed through LASER PRO for this transaction will be governed by the collateral law state as specified on the Collateral Summary Screen for each piece of collateral.

____ LASER PRO has identified this as a California “Constitution” transaction.

LOAN DOCUMENTS

☑	Loan Checklist	☑	Loan Request Summary
☑	Amortization Schedule	☑	Corporate Resolution: NEW WORLD MORTGAGE, INC.
☑	Business Loan Agreement	☑	Customer Information Profile: NEW WORLD MORTGAGE, INC.
☑	Promissory Note	☑	CA Commercial Guaranty: MELISSA LEONARD
☑	CA Commercial Guaranty: FRANCIS LEONARD	☑	CA Commercial Security Agreement: 2004 ROLLS
☑	CA Commercial Guaranty: KEVIN LEONARD	☑	ROYCE PHANTOM (VIN SCA1S68424UX07261); owned by LEONARD
☑	Power of Attorney: 2004 ROLLS ROYCE PHANTOM (VIN SCA1S68424UXO7261)	☑	Notice of Insurance Requirements: 2004 ROLLS ROYCE PHANTOM (VIN SCA1S68424UX07261)
☑	Agreement to Provide Insurance: 2004 ROLLS ROYCE PHANTOM (VIN SCA1S68424UX07261); owned by LEONARD	☑	Disbursement Request and Authorization
☑	Notice of Final Agreement	☑	Boarding Data Sheet: Transaction 1076
☑	COMMERCEWEST SIMPLIFIED PRIVACY POLICY: FRANCIS LEONARD	☑	COMMERCEWEST SIMPLIFIED PRIVACY POLICY: NEW WORLD MORTGAGE, INC.
☑	COMMERCEWEST SIMPLIFIED PRIVACY POLICY: MELISSA LEONARD	☑	COMMERCEWEST SIMPLIFIED PRIVACY POLICY: KEVIN LEONARD

This list of documents may not include all the documents needed for this transaction. Applications, verifications, and other specialized documents may be needed.

ENTRY OMISSION WARNINGS TO LENDER

In processing this loan, any omission warnings in this “Entry Omissions” section should be reviewed as provided below.

ADVISORY WARNINGS TO LENDER

☑ NO LOCATION. The Collateral Location for the California Titled Motor Vehicle collateral described as “2004 ROLLS ROYCE PHANTOM (VIN SCA1S68424UX07261)” has not been entered on the appropriate Collateral Details Screen. Therefore, the Grantor’s address is assumed to be the location of the collateral. 3CPRAS0011S

☑ JURY WAIVER. You have selected a jury waiver provision to be included in your loan document when California law governs either a document in which the provision is included or governs the transaction as a whole. The California Supreme Court has held that predispute jury waiver provisions are not enforceable under California law. Consult your legal counsel if you have questions. 3BLEAS1323S

In processing this loan, any warnings in this “Advisory Warnings” section should be reviewed as provided below.

CRITICAL WARNINGS TO LENDER

In processing this loan, any warnings in this “Critical Warnings” section should be reviewed as provided below.

CHECKLIST WARNINGS

LOAN CHECKLIST
Loan No: 20000606	(Continued)	Page 2

In processing this loan, all warnings appearing above should be reviewed. All closing documents should be reviewed by your compliance officer or legal counsel as specified in the LASER PRO Loan Administrators Guide. If you have questions about why LASER PRO has generated any warning, call HFS. If you have legal questions about these warnings or this loan or what action to take, you should seek the advice of your compliance officer or legal counsel.

LASER PRO Lending, Ver. 5.32. 10.003 Copr. Harland Financial Solutions. Inc. 1997, 2006. All Rights Reserved. - CA F:\APPS\LASERPRO\CFI\LPL\A05.FC TR-1076 PR-4

LOAN REQUEST SUMMARY

Principal $211,424.00	Loan Date 10-10-2006	Maturity 10-10-2013	Loan No 20000606	Call / Coll	Account	Officer AD	Initials

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “* * *” has been omitted due to text length limitations.

Borrower:	NEW WORLD MORTGAGE, INC.	Lender:	CommerceWest Bank
	41655 DATE STREET		Inland Empire Business Center
	MURRIETA, CA 92562		1611 Pomona Road
Corona, CA 92880
(951) 582-9405

INSTALLMENT LOAN
(Fixed Rate)

	Financed	In Cash

AMOUNT REQUESTED:	$211,424.00

PREPAID FINANCE CHARGES:	0.00

SECURITY INTEREST CHARGES:
Loan Documentation Fee		500.00
Processing Fee		377.00

NOTE AMOUNT:	$211,424.00	$877.00

PAYMENT CALCULATION:
Interest Method:	365/365
Disbursement Date:	10-10-2006
First Payment Date:	11-10-2006
Due Date:	10-10-2013
Payment Period:	Monthly
Total Number of Pmts:	84
Interest Rate:	6.690
Credit Insurance:	None
Amount of Reg Pmt:	$3,159.55
Final Payment:	$3,159.08

Payment Schedule. Borrower’s payment schedule consists of the following: 83 monthly consecutive payments of $3,159.55 each, beginning November 10, 2006, with interest calculated on the unpaid principal balances at an interest rate of 6.690% per annum; and one payment of $3,159.08 on October 10, 2013, with interest calculated on the unpaid principal balances at an interest rate of 6.690% per annum. This estimated final payment is based on the assumption that all payments will be made exactly as scheduled; the actual final payment will be for all principal and accrued interest not yet paid, together with any other unpaid amounts under the Note.

APR 6.695%	FINANCE CHARGE $53,977.73	AMOUNT FINANCED $211,424.00	TOTAL OF PAYMENTS $265,401.73

COLLATERAL: Titled Collateral.

TRANSACTION NUMBER: 1076

NOTICE:

This Loan Request Summary is for informational purposes only and does not obligate Lender in any way to make this loan or any other loan to Borrower. The fees and charges listed above are estimates only; and, if a loan is made, different or additional fees and charges may be imposed.

LASER PRO Lending, Ver. 5.32. 10.003 Copr. Harland Financial Solutions, Inc. 1997, 2006. All Rights Reserved. - CA F:\APPS\LASERPRO\CFI\LPL\A10.FC TR-1076 PR-4

BOARDING DATA SHEET

Principal $211,424.00	Loan Date 10-10-2006	Maturity 10-10-2013	Loan No 20000606	Call / Coll	Account	Officer AD	Initials

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	NEW WORLD MORTGAGE, INC.	Lender:	CommerceWest Bank
	41655 DATE STREET		Inland Empire Business Center
	MURRIETA, CA 92562		1611 Pomona Road
Corona, CA 92880
(951) 582-9405

CUSTOMER DATA SUMMARY

NEW WORLD MORTGAGE, INC. Street Address: 41655 DATE STREET Mailing Address: Primary Phone:	33-0957773 MURRIETA Ext:	Corporation CA 92562 Instructions:	Borrower County: RIVERSIDE County:	Cust #: Phone: NAICS: 522310

Resolution: New Resolution

Officer of NEW WORLD MORTGAGE, INC.:				Title: Secretary

MELISSA LEONARD Street Address: 37765 AVENIDA LA CRESTA Primary Phone:	###-##-#### MURRIETA Ext:	Individual CA 92562 Instructions:	Officer County: SAN BERNADINO	Cust #: Phone:

Officer of NEW WORLD MORTGAGE, INC.:				Title: President

FRANCIS LEONARD Street Address: 33023 ROMERO DRIVE Primary Phone:	###-##-#### TEMECULA Ext:	Individual CA 92592 Instructions:	Officer County: SAN BERNADINO	Cust #: Phone:

MELISSA LEONARD Street Address: 37765 AVENIDA LA CRESTA Primary Phone:	###-##-#### MURRIETA Ext:	Individual Guaranty Amount: CA 92562 Instructions:	Guarantor Unlimited County: SAN BERNADINO	Cust #: Phone:

KEVIN LEONARD Street Address: 37765 AVENIDA LA CRESTA Primary Phone:	###-##-#### MURRIETA Ext:	Individual Guaranty Amount: CA 92562 Instructions:	Guarantor Unlimited County: SAN BERNADINO	Cust #: Phone:

FRANCIS LEONARD Street Address: 33023 ROMERO DRIVE Primary Phone:	###-##-#### TEMECULA Ext:	Individual Guaranty Amount: CA 92592 Instructions:	Guarantor Unlimited County: SAN BERNADINO	Cust #: Phone:

TRANSACTION SUMMARY

Transaction No.: 1076	Product Description: 4 - Other Secured Loans - Promissory Note
Product Category: 2	Purpose: Loan is not for Personal, Family, Household Purposes or Personal Investment Purposes.
Loan Policy: Commercial	Specific Loan Purpose: TO PURCHASE A VEHICLE

CLASSIFICATION DATA

Application No:	Branch: 20 Inland Empire Business Center	Employee Loan: No
Application Date:	Dept:	Restricted Access: No
Loan No: 20000606	Division:	Reg O Loan: No
Loan Date: 10-10-2006	Region:	Comments:
Officer: AD Drago, Alyson	Loan Type: Installment (Direct - Installment)
Processor No: MB Bakkelo, Mira	Loan Class: New Loan
Collateral Code:	Purpose Code:	Portfolio Code:
Charge Code:	Class Code:	Host System:
Call Code:	User Code 1:	User Code 2:
User Code 3:	User Code 4:	User Code 5:
User Code 6:	User Code 7:	User Code 8:
Automatic Payments Account: 40200180, CHECKING

COLLATERAL SUMMARY

Type	SubType	Description	State	Value	Purchase Money	Collateral Code
Titled Owner(s):	Motor Vehicle	2004 ROLLS ROYCE PHANTOM (VIN SCA1S68424UX07261)	CA	$247,000.00	Y

KEVIN LEONARD		###-##-#### Individual		Cust #:

BOARDING DATA SHEET
Loan No: 20000606	(Continued)	Page 2

Street Address: 37765 AVENIDA LA CRESTA	MURRIETA	CA 92562	County: SAN BERNADINO Phone:
Primary Phone:	Ext:	Instructions:

PAYMENT DATA

INSTALLMENT LOAN
(Fixed Rate)

	Financed	In Cash
AMOUNT REQUESTED:	$211,424.00
PREPAID FINANCE CHARGES:	0.00
SECURITY INTEREST CHARGES:
Loan Documentation Fee		500.00
Processing Fee		377.00
NOTE AMOUNT:	$211,424.00	$877.00
DISBURSEMENTS:
Payable: EUROCAR, INC. (CASHIER CHECK ISSUED AT IEBC)		$211,424.00

PAYMENT CALCULATION:

No. of Pmts	Amount	Due
83	$3,159.55	Monthly beginning 11-10-2006
1	$3,159.08	One Payment beginning 10-10-2013

Disbursement Date:		10-10-2006
Due Date:		10-10-2013

INTEREST RATE SELECTION:

Interest Method:		365/365

Interest Rate:		6.690

APR 6.695%	FINANCE CHARGE $53,977.73	AMOUNT FINANCED $211,424.00	TOTAL OF PAYMENTS $265,401.73

ADDITIONAL PROVISIONS

BOARDING DATA. OBTAIN INSURANCE, DEALER WILL PROCESS DMV PAPER WORK, ADVANCE FULL LOAN AMOUNT, IEBC WILL DEBIT LOAN WIP TO ISSUE C/C.

LASER PRO Lending, Ver. 5.32.10.008 Copr. Harland Financial Solutions, Inc. 1997, 2006. All Rights Reserved. - CA F:\APPS\LASERPRO\CFI\LPL\I40.FC TR-1078 PR-4